                                                                   EXHIBIT 10.16

================================================================================

                        -------------------------------


                         SECURITIES PURCHASE AGREEMENT

                        -------------------------------



                      Series C Redeemable Preferred Stock
                                 ($5,000,000)

                                      and

                       Warrants to Purchase Common Stock
                   (Exercisable for 25,285 Aggregate Shares,
                        $.01 per share Exercise Price)



                           Dated as of July 31, 1995

================================================================================

                               TABLE OF CONTENTS

                          (Not Part of the Agreement)

                                                           Page
                                                           ----
1. AUTHORIZATION OF FINANCING                                 2
   --------------------------
2. PURCHASE AND SALE OF SECURITIES                            2
   -------------------------------
3. CLOSING OF SALE OF SECURITIES                              3
   -----------------------------
4. CONDITIONS OF CLOSING                                      3
   ---------------------
  4.1  CLOSINGS UNDER THE PURCHASE AGREEMENT                  3
       -------------------------------------
  4.2  CLOSINGS UNDER THE SENIOR LOAN DOCUMENTS               4
       ----------------------------------------
  4.3  OPINION OF COUNSEL                                     4
       ------------------
  4.4  REPRESENTATIONS AND WARRANTIES; NO PREFERRED STOCK
       --------------------------------------------------
       FAILURE EVENT                                          4
       -------------
  4.5  PURCHASE PERMITTED BY APPLICABLE LAWS                  4
       -------------------------------------
  4.6  NO ADVERSE LEGISLATION, ACTION OR DECISION             4
       ------------------------------------------
  4.7  APPROVALS AND CONSENTS                                 5
       ----------------------
  4.8  PROCEEDINGS                                            5
       -----------
  4.9  FINANCING FEE                                          5
       -------------
  4.10 LEGAL FEES                                             5
       ----------
  4.11 NO MATERIAL ADVERSE CHANGE                             6
       --------------------------
  4.12 SERIES C PREFERRED STOCK AND WARRANT CERTIFICATES      6
       -------------------------------------------------
  4.13 STOCKHOLDERS AGREEMENT                                 6
       ----------------------
  4.14 REGISTRATION RIGHTS AGREEMENT                          6
       -----------------------------
  4.15 GUARANTY AGREEMENT                                     6
       ------------------
  4.16 CERTIFICATE OF DESIGNATIONS                            6
       ---------------------------
  4.17 FINANCIAL INFORMATION                                  6
       ---------------------
  4.18 BOARD OF DIRECTORS APPROVAL                            6
       ---------------------------
  4.19 DUE DILIGENCE INVESTIGATION                            7
       ---------------------------

                               TABLE OF CONTENTS

                          (Not Part of the Agreement)

                                                           Page
                                                           ----
  4.20 COMPLIANCE CERTIFICATE                                 7
       ----------------------
  4.21 SECRETARY'S CERTIFICATES; GOOD STANDING                7
       ---------------------------------------
  4.22 PROCESS AGENT CONSENT LETTER                           7
       ----------------------------
  4.23 ADDITIONAL INFORMATION                                 8
       ----------------------
5. AFFIRMATIVE COVENANTS                                      8
   ---------------------
  5.1  FINANCIAL STATEMENTS AND OTHER REPORTS                 8
       --------------------------------------
  5.2  INSPECTION OF PROPERTY                                13
       ----------------------
  5.3  MAINTENANCE OF PROPERTIES; INSURANCE                  13
       ------------------------------------
  5.4  EXISTENCE, ETC                                        14
       --------------
  5.5  PAYMENT OF TAXES AND CLAIMS                           14
       ---------------------------
  5.6  COMPLIANCE WITH LAWS, ETC.                            14
       --------------------------
  5.7  ADDITIONAL FEES                                       15
       ---------------
  5.8  USE OF PROCEEDS                                       15
       ---------------
  5.9  ACCOUNTANTS                                           15
       -----------
  5.10 FURTHER ASSURANCES                                    16
       ------------------
  5.11 ACCOUNTS AND RECORDS                                  16
       --------------------
  5.12 RESERVATION OF SHARES                                 16
       ---------------------

6. NEGATIVE COVENANTS                                        16
   ------------------
  6.1  LIMITATION ON DEBT                                    16
       ------------------
  6.2  LIMITATION ON RESTRICTED PAYMENTS                     16
       ---------------------------------
  6.3  LIMITATION ON INVESTMENTS                             16
       -------------------------
  6.4  TRANSACTIONS WITH AFFILIATES                          17
       ----------------------------
  6.5  MERGER, CONSOLIDATION, SALE OR TRANSFER OF ASSETS     17
       -------------------------------------------------
  6.6  SALES OF ASSETS                                       18
       ---------------
  6.7  ANNUAL BUDGET                                         18
       -------------
  6.8  CERTAIN CONTRACTS                                     19
       -----------------

                               TABLE OF CONTENTS

                          (Not Part of the Agreement)

                                                           Page
                                                           ----


  6.9   NO NEW SUBSIDIARIES; NO AMENDMENT OF CERTAIN
        --------------------------------------------
        DOCUMENTS                                            20
        ---------
  6.10  CHANGE IN BUSINESS                                   20
        ------------------
  6.11  EXECUTIVE OFFICERS                                   21
        ------------------
  6.12  WITHHOLDING TAXES                                    21
        -----------------
  6.13  NO PLEDGE OF SHARES                                  22
        -------------------
  6.14  CHANGE IN CONTROL                                    22
        -----------------
  6.15  SALE OF EQUITY SECURITIES                            22
        -------------------------
  6.16  FISCAL YEAR; CHANGE IN ACCOUNTING PRACTICES          23
        -------------------------------------------

7. PREFERRED STOCK FAILURE EVENTS                            23
   ------------------------------
  7.1  PREFERRED STOCK FAILURE EVENTS                        23
       ------------------------------
  7.2  OTHER REMEDIES                                        27
       --------------
8. REPRESENTATIONS, COVENANTS AND WARRANTIES                 28
   -----------------------------------------
  8.1  ORGANIZATION; AUTHORITY                               28
       -----------------------
  8.2  AUTHORIZATION                                         28
       -------------
  8.3  CAPITAL STOCK AND RELATED MATTERS                     29
       ---------------------------------
  8.4  LITIGATION                                            31
       ----------
  8.5  COMPLIANCE                                            31
       ----------
  8.6  OFFERING                                              32
       --------
  8.7  ERISA AND LABOR RELATIONS                             32
       -------------------------
  8.8  FINANCIAL STATEMENTS; MATERIAL FACTS                  37
       ------------------------------------
  8.9  OUTSTANDING DEBT                                      38
       ----------------
  8.10 TAXES                                                 38
       -----
  8.11 CONFLICTING AGREEMENTS                                39
       ----------------------
  8.12 POLLUTION AND OTHER REGULATIONS                       39
       -------------------------------

                               TABLE OF CONTENTS

                          (Not Part of the Agreement)

                                                           Page
                                                           ----
  8.13  CERTAIN ACTS                                         40
        ------------
  8.14  GOVERNMENTAL PERMITS, CONSENTS, ETC                  40
        -----------------------------------
  8.15  FEES AND COMMISSIONS                                 41
        --------------------
  8.16  INTELLECTUAL PROPERTY                                41
        ---------------------
  8.17  ABSENCE OF CERTAIN CHANGES                           42
        --------------------------
  8.18  LEASES                                               42
        ------
  8.19  PURCHASE AGREEMENT                                   42
        ------------------
  8.20  INSURANCE                                            43
        ---------
  8.21  RESERVATION OF SHARES                                43
        ---------------------
  8.22  TITLE TO PROPERTIES                                  43
        -------------------
  8.23  CONTRACTS AND AGREEMENTS                             44
        ------------------------
  8.24  RECRUITMENT; ADMISSIONS PROCEDURES; ATTENDANCE;
        -----------------------------------------------
        REPORTS                                              45
        -------
  8.25  COHORT DEFAULT RATE                                  46
        -------------------
  8.26  RECEIVABLES                                          46
        -----------
  8.27  WORKING CAPITAL AT THE DATE OF THIS AGREEMENT        46
        ---------------------------------------------

9. REPRESENTATIONS OF ELECTRA                                47
   --------------------------
  9.1  PURCHASE OF SECURITIES                                47
       ----------------------
  9.2  INCORPORATION; AUTHORIZATION                          47
       ----------------------------
  9.3  NO CONFLICTS                                          47
       ------------

                               TABLE OF CONTENTS

                          (Not Part of the Agreement)

                                                           Page
                                                           ----


  9.4  NO BROKERS' FEES                                      48
       ----------------
  10.  DEFINITIONS                                           48
       -----------
  11.  MISCELLANEOUS                                         64
       -------------
  11.1  PAYMENTS                                             64
        --------
  11.2  EXPENSES; INDEMNITY                                  65
        -------------------
  11.3  CONSENT TO AMENDMENTS; SUBORDINATION                 66
        ------------------------------------
  11.4  PERSONS DEEMED OWNERS                                67
        ---------------------
  11.5  SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE
        --------------------------------------------------
        AGREEMENT                                            67
        ---------
  11.6  SUCCESSORS AND ASSIGNS                               68
        ----------------------
  11.7  NOTICES                                              68
        -------
  11.8  DESCRIPTIVE HEADINGS, ETC.                           68
        --------------------------
  11.9  GOVERNING LAW; CHOICE OF FORUM                       68
        ------------------------------
  11.10 WAIVER OF JURY TRIAL                                 69
        --------------------

SCHEDULES:
---------

Schedule 1     Investors
Schedule 4.11  Material Adverse Change
Schedule 6.1   Existing Debt
Schedule 6.4   Transactions with Affiliates
Schedule 8.1   Jurisdictions Where Qualified; Subsidiaries
Schedule 8.2   Authorization
Schedule 8.3   Capitalization
Schedule 8.4   Litigation
Schedule 8.5   Compliance
Schedule 8.7   ERISA and Labor Relations
Schedule 8.11  Conflicting Agreements
Schedule 8.12  Pollution and Other Regulations
Schedule 8.14  Governmental Permits
Schedule 8.16  Licenses and Options
Schedule 8.18  Leases
Schedule 8.19  Amendments to the Purchase Agreement
Schedule 8.20  Insurance
Schedule 8.22  Real Property
Schedule 8.23  Contracts
Schedule 8.24  Recruitment; Admissions Procedures; Attendance; Reports
Schedule 8.25  Cohort Default Rate
Schedule 10.1  Existing Liens


EXHIBITS:
--------

Exhibit 1A     Form of Certificate of Designations
Exhibit 1B     Form of Warrant Certificate
Exhibit 4.1    Purchase Agreement
Exhibit 4.3    Form of Opinion of the Company's Counsel
Exhibit 4.13   Form of Stockholders Agreement
Exhibit 4.14   Form of Registration Rights Agreement
Exhibit 4.15   Form of Guaranty Agreement
Exhibit 7.1    Form of Penalty Warrant Certificate

                         SECURITIES PURCHASE AGREEMENT


          THIS SECURITIES PURCHASE AGREEMENT, dated as of July 31, 1995, by and among CAREER EDUCATION CORPORATION, a Delaware corporation (the "Company"),
                                                                 -------
ELECTRA INVESTMENT TRUST P.L.C. ("EIT"), ELECTRA ASSOCIATES, INC. ("EAI", and
                                  ---                               ---
together with EIT, "Electra").
                    -------



                             W I T N E S S E T H:
                             - - - - - - - - - -


          WHEREAS, the Company has entered into an Asset Purchase Agreement, dated as of April 14, 1994, as amended on April 24, 1995, May 5, 1995, May 12, 1995, May 26, 1995, June 15, 1995, June 27, 1995, July 12, 1995 and July 28,
1995 (the "Purchase Agreement"), with National Education Centers, Inc., a
           ------------------
California corporation ("NEC, Inc."), and National Education Corporation, a Delaware corporation and sole stockholder of NEC, Inc. ("NEC"), pursuant to which, among other things, the Company will be acquiring substantially all of the assets of NEC, Inc. relating to Brown Institute and Allentown Business School (collectively, the "NEC Schools"), and the Company will assume from NEC, Inc. certain of NEC, Inc.'s liabilities pertaining to the NEC Schools (the "Acquisition"); and
------------

          WHEREAS, the Company has requested that Electra extend certain financial accommodations to the Company in connection with the financing of the Acquisition and certain of the working capital needs of the Company; and

          WHEREAS, the Company desires, upon the terms and conditions hereinafter provided, to sell the Series C Preferred Stock and the Warrants (as each is hereinafter defined, and collectively, the "Securities") to Electra; and
                                                    ----------

          WHEREAS, Electra desires, upon the terms and conditions hereinafter provided, to purchase from the Company the Series C Preferred Stock and the Warrants;

     NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be bound, hereby agree as follows:

     Certain terms used in this Agreement are defined in Section 10 hereof. Unless otherwise indicated, references to statutes are to statutes of the United States of America. Accounting terms used herein shall be construed in accordance with GAAP. In addition, unless the contrary intention appears, terms and expressions having a defined or generally accepted meaning under the securities laws of the United States shall have the same meaning in this Agreement.

     1.   AUTHORIZATION OF FINANCING.
          --------------------------

     In order to provide funds for, among other things, the Acquisition, the Company has authorized the issuance, sale and delivery of (i) 500 shares of its Series C Redeemable Preferred Stock, par value $.01 per share, with a stated value of $10,000 per share (the "Series C Preferred Stock"), which series has
                                 ------------------------
the rights, restrictions, privileges and preferences as set forth in the Certificate of Designations for the Series C Preferred Stock of the Company, substantially in the form of Exhibit 1A attached hereto (the "Certificate of
                             ----------                       --------------
Designations"), and (ii) the warrants (together with any such Penalty Warrants
------------
(as hereinafter defined) that may be issued to the holders of the Series C Preferred Stock from time to time pursuant to Section 7.1 hereof, collectively, the "Warrants" and each individually, a "Warrant") to purchase a maximum
     --------                            -------
aggregate, without giving effect to the issuance of any Penalty Warrants which may be issued from time to time, of 23.0%, subject to certain adjustments, of the outstanding shares of Common Stock of the Company, on a fully diluted basis, at an exercise price of $.01 per share, evidenced by one or more warrant certificates (the "Warrant Certificates") to be substantially in the form of
                   --------------------
Exhibit 1B attached hereto.
----------

     2.   PURCHASE AND SALE OF SECURITIES.
          -------------------------------

     The Company hereby agrees to issue and sell to each Electra entity and each Electra entity, severally and not jointly, agrees, subject to the terms and conditions herein set forth and in reliance upon the representations, warranties and agreements of the Company herein contained, to purchase at the Closing from the Company (i) the aggregate number of shares of Series C Preferred Stock set forth opposite the Electra entity's name in Schedule 1 attached hereto for the
                                            ----------
purchase price set forth opposite the Electra entity's name and registered in the Electra entity's name or that of the Electra entity's nominee, as the Electra entity shall request, and (ii) the aggregate number of Warrants, set forth opposite the Electra entity's name in Schedule 1 attached hereto, in the
                                            ----------
form of one or more Warrant Certificates, registered in the Electra entity's name or that of the Electra entity's nominee, as the Electra entity shall request.

     3.   CLOSING OF SALE OF SECURITIES.
          -----------------------------

     The purchase and delivery of the Securities shall take place at the offices of Pryor, Cashman, Sherman & Flynn, 410 Park Avenue, New York, New York 10022 (the "Closing") to be held simultaneously with the execution and delivery of
      -------
this Agreement, or at such other place or on such other date as Electra and the Company may agree upon, but in no event later than August 31, 1995 (the "Closing
                                                                         -------
Date"). At the Closing, the Company will deliver one or more certificates
----
evidencing the Series C Preferred Stock and one or more certificates evidencing the Warrants to each of the appropriate Electra entities, against payment of the purchase price therefor by transfer of immediately available funds to such bank or other financial institution as the Company may direct in writing, for credit to the Company's account, and the Company shall pay a non-refundable financing fee to EI of $100,000 (the "Financing Fee"). If at the Closing, the Company
                            -------------
shall fail to tender to Electra any of the Securities or to EI the Financing Fee provided for above in this Section 3, or any of the conditions specified in
Section 4 hereof shall not have been satisfied or waived by Electra, Electra shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any other rights its may have by reason of such failure or such non-fulfillment.

     4.   CONDITIONS OF CLOSING.
          ---------------------

     Electra's obligation to purchase and pay for the Securities is subject to the satisfaction prior to or at the Closing of each of the following conditions:

          4.1  CLOSINGS UNDER THE PURCHASE AGREEMENT.  The transactions
               -------------------------------------
contemplated under the Purchase Agreement, in the form of Exhibit 4.1 hereto,
                                                          -----------
shall close simultaneously with the transactions contemplated herein, without any material terms or conditions therein being waived by the Company, unless the Company has the prior written consent to such waiver by Electra. The Company shall have provided to Electra an Officer's Certificate setting forth the status of all consents, approvals and authorizations from the DOE or any Accrediting Body required in connection with the consummation of the transactions contemplated under the Purchase Agreement, stating that all such consents, approvals and authorizations which have not been obtained prior to the Closing shall be obtained within 180 days following the Closing, and shall contain a certification that the Company has no reason to believe that any such consents, approvals or authorizations will not be obtained within such time period.

          4.2  CLOSINGS UNDER THE SENIOR LOAN DOCUMENTS.  The Senior Loan
               ----------------------------------------
Documents shall have been entered into simultaneously with the transactions contemplated herein and in the Purchase Agreement and the Company shall have satisfied all of the conditions in the Senior Loan Document to allow it to borrow at the Closing of up to $6,500,000 from the reducing revolving credit facility. In addition, the Company shall have a minimum unused availability under the reducing revolving credit facility of $1,500,000.

          4.3  OPINION OF COUNSEL.  Electra shall have received from Goldberg,
               ------------------
Kohn, Bell, Black, Rosenbloom & Moritz, Ltd., special counsel to the Company, an opinion substantially in the form set forth in Exhibit 4.3, addressed to
                                               -----------
Electra, dated the Closing Date and otherwise reasonably satisfactory in form and substance to Electra.

          4.4  REPRESENTATIONS AND WARRANTIES; NO PREFERRED STOCK FAILURE EVENT.
               ----------------------------------------------------------------
The representations and warranties of the Company contained in this Agreement, the other Transaction Documents and those otherwise made in any writing by the Company, furnished in connection with or pursuant to this Agreement and the other Transaction Documents or in connection with the transactions contemplated hereby or thereby, shall be true and correct when made and at the time of the Closing as though made at such time, and the Company shall have performed or complied with the covenants, conditions and agreements contained in this Agreement and the other Transaction Documents required to be performed and complied with by the Company at or prior to the Closing, other than covenants, conditions and agreements contained in the Third Party Documents which have been waived by the parties thereto and disclosed to Electra on or prior to the Closing; and there shall exist at the time of the Closing and after giving effect to such transactions no Preferred Stock Failure Event or Preferred Stock Failure.

          4.5  PURCHASE PERMITTED BY APPLICABLE LAWS.  The purchase of and
               -------------------------------------
payment for the Securities shall not violate any applicable law or governmental regulation (including, without limitation, Section 5 of the Securities Act) and shall not subject Electra to any tax, penalty, liability or other onerous condition under or pursuant to any applicable law or governmental regulation or order. Electra shall have received such certificates or other evidence as they may reasonably request to establish compliance with the conditions set forth in this Section 4.5.

          4.6  NO ADVERSE LEGISLATION, ACTION OR DECISION.  After the date
               ------------------------------------------
hereof, no legislation, order, rule, ruling or regulation shall have been enacted or made by or on behalf of any governmental body, department or agency, nor shall have any legislation been introduced and favorably reported for passage to either House of Congress by any committee of either such House to which such legislation has been referred for consideration or any state legislature in any jurisdiction in which the Schools operate or by any committee of such legislature to which such legislation has been referred for consideration, nor shall any decision of any court of competent jurisdiction within the United States have been rendered which, in Electra's judgment, would have a Material Adverse Effect. There shall be no action, suit, investigation, or proceeding pending, or to the Company's knowledge, threatened, against or affecting the Company or any of its Subsidiaries, the Company's or such Subsidiaries' properties or rights, or any of the Company's or such Subsidiaries' Affiliates, officers or directors, before any court, arbitrator or administrative or governmental body which (i) seeks to restrain, enjoin, prevent the consummation of or otherwise affect the transactions contemplated by this Agreement or the other Transaction Documents or (ii) questions the validity or legality of any such transactions or seeks to recover damages or to obtain other relief in connection with any such transactions, and, to the Company's knowledge, there shall be no valid basis for any such action, proceeding or investigation.

          4.7  APPROVALS AND CONSENTS.  The Company shall have duly received all
               ----------------------
authorizations, waivers, consents, approvals, licenses, franchises, permits and certificates (collectively, "Consents") by or of all federal, state and local
                             --------
governmental authorities and all material Consents by or of all other Persons necessary or advisable for the issuance of the Securities, and all thereof shall be in full force and effect at the time of Closing.

          4.8  PROCEEDINGS.  All proceedings taken or to be taken in connection
               -----------
with the transactions contemplated hereby and in the other Transaction Documents, and all documents incident thereto, shall be reasonably satisfactory in form and substance to Electra, and Electra shall have received all such counterpart originals or certified or other copies of such documents as it may request.

          4.9  FINANCING FEE. EI shall have received payment in full of the
               -------------
Financing Fee set forth in Section 3 hereof.

          4.10 LEGAL FEES.  Pryor, Cashman, Sherman & Flynn, special counsel to
               ----------
Electra, shall have received payment of its fees and expenses referred to in
Section 11.2 hereof.

          4.11   NO MATERIAL ADVERSE CHANGE. Except as specifically set forth on
                 --------------------------
Schedule 4.11, since December 31, 1994, there shall have been no Material Adverse Change in the Company or any of the Schools.

          4.12   SERIES C PREFERRED STOCK AND WARRANT CERTIFICATES. The Company
                 -------------------------------------------------
shall have delivered to Electra one or more Series C Preferred Stock and Warrant certificates, each representing the number of shares of Series C Preferred Stock or Warrants being purchased from the Company by each Electra entity as set forth on Schedule 1 hereto.
   ----------

          4.13   STOCKHOLDERS AGREEMENT.  The Stockholders Agreement, in the
                 ----------------------
form of Exhibit 4.13 hereto (the "Stockholders Agreement"), shall be executed
        ------------              ----------------------
and delivered to Electra contemporaneously with the transactions contemplated herein.

          4.14   REGISTRATION RIGHTS AGREEMENT.  The Registration Rights
                 -----------------------------
Agreement, in the form of Exhibit 4.14 hereto (the "Registration Rights
                          ------------              -------------------
Agreement"), shall be executed and delivered to Electra contemporaneously with
---------
the transactions contemplated herein.

          4.15   GUARANTY AGREEMENT.  The Guaranty Agreement, in the form of
                 ------------------
Exhibit 4.15 hereto (the "Guaranty Agreement"), shall be executed and delivered
------------              ------------------
to Electra contemporaneously with the transactions contemplated herein.

          4.16   CERTIFICATE OF DESIGNATIONS.  The Certificate of Designations
                 ---------------------------
for the Series C Preferred Stock shall be executed and duly filed with the Delaware Secretary of State.

          4.17   FINANCIAL INFORMATION.  The Company shall have delivered to
                 ---------------------
Electra, to the extent available, the monthly consolidated profit and loss statements and balance sheets for the Company and its Subsidiaries and for the NEC Schools since December 31, 1994 for all monthly periods ending prior to the Closing Date, which financial information shall not represent a Material Adverse Change in the Company. The Company shall have delivered to Electra its best reasonable estimate of a consolidated pro forma opening balance sheet of the Company and its Subsidiaries, as of the Closing Date, giving effect to the Acquisition and the transactions contemplated by this Agreement and the other Transaction Documents, in form and substance satisfactory to Electra. The Company shall have delivered to Electra copies of the audited financial statements for each of the NEC Schools for the years ended December 31, 1993 and 1994.

          4.18   BOARD OF DIRECTORS APPROVAL. The approval of the Board of
                 ---------------------------
Directors of each Electra entity approving the terms and conditions of this Agreement and the other Transaction Documents to which they are a party and all of the transactions contemplated hereby and thereby shall have been obtained.

          4.19   DUE DILIGENCE INVESTIGATION.  Electra and its special counsel
                 ---------------------------
shall have completed their business and legal due diligence investigation to their satisfaction. Electra shall not have discovered any fact which in its reasonable determination would make the consummation of the transactions contemplated by this Agreement or the other Transaction Documents not in its best interest.

          4.20   COMPLIANCE CERTIFICATE.  Electra shall have received an
                 ----------------------
Officers' Certificate, dated the Closing Date, certifying that the conditions specified in Article 4 required to be fulfilled on the Closing Date (other than actions required to be taken by Electra) have been fulfilled.

          4.21   SECRETARY'S CERTIFICATES; GOOD STANDING.  The Company shall
                 ---------------------------------------
have delivered to Electra (i) a certificate of its corporate secretary or assistant secretary as to (I) resolutions of its Board of Directors or shareholders action, as required, approving and authorizing the execution, delivery and performance of each of the Transaction Documents to which it is a party and authorizing the issuance and delivery of Series C Preferred Stock and the Warrants, as being in full force and effect without modification, supplementation or amendment and (II) as to its Certificate of Incorporation (including, without limitation, the Certificate of

Designations) and the By-laws and all amendments to date as being in full force and effect, with true, correct and complete copies of such resolutions, Certificates of Incorporation (including, without limitation, the Certificate of Designations) and By-laws attached thereto, (ii) an incumbency certificate of its officers executing this Agreement and the other Transaction Documents to which it is a party and (iii) a certificate of subsistence and/or good standing of the Company and each Subsidiary, dated as of a recent date prior to the Closing, issued by the Secretary of State of Delaware and of each other state in which the Company and such Subsidiary is qualified to do business.

          4.22   PROCESS AGENT CONSENT LETTER.  On or prior to the Closing Date,
                 ----------------------------
Electra shall have received a letter from CT Corporation System located at 1633 Broadway, New York, New York 10019, indicating its consent to its appointment by the Company as its agent to receive service of process as specified in Section
11.9 hereof.

          4.23   ADDITIONAL INFORMATION.  The Company shall have executed and/or
                 ----------------------
delivered such other information and documentation as Electra and its special counsel shall request. Electra shall have received such other documents and opinions, in form and substance satisfactory to Electra, and its special counsel, relating to matters incident to the Acquisition and the transactions contemplated by the Transaction Documents.

     5.   AFFIRMATIVE COVENANTS.
          ---------------------

     The Company hereby covenants that from and after the date of this Agreement through the Closing and thereafter so long as any Securities remain outstanding, as follows; provided, however, that upon the redemption in full of all of the
            --------  -------
shares of Series C Preferred Stock, Sections 5.7 through 5.9 shall no longer be applicable:

          5.1    FINANCIAL STATEMENTS AND OTHER REPORTS.  The Company covenants
                 --------------------------------------
that it will deliver, or cause to be delivered, to each of the Significant
Holders:

               (i) as soon as practicable and in any event at least 30 days prior to the commencement of each fiscal year of the Company, the Company's preliminary annual operating budget and the capital budget, including consolidated and consolidating statements of budgeted cash flow and income of the Company and its Subsidiaries for each month in such fiscal year, all in reasonable detail, and as soon as practicable and in any event no later than 30 days following the commencement of each fiscal year of the Company, the Company's final annual operating budget and the capital budget;

               (ii) as soon as practicable and in any event within 30 days after the end of each fiscal month of the Company (other than the last month of each fiscal quarter), consolidated and consolidating statements of income and cash flow of the Company and its Subsidiaries for such month and for the period from the beginning of the current fiscal year to the end of such month and consolidated and consolidating balance sheets of the Company and its Subsidiaries as at the end of such month, and (a) setting forth in each case, in comparative form, figures relating to figures for the corresponding months in the annual budget (including, without limitation, the initial annual budget prepared on or prior to the Closing on a pro forma basis giving effect to the consummation of the Acquisition), all in reasonable detail, and (b) in comparative form, figures for the corresponding months in the preceding fiscal year, all in reasonable detail;

               (iii) as soon as practicable and in any event within 45 days after the end of each fiscal quarter of the Company, consolidated and consolidating statements of income and cash flow of the Company and its Subsidiaries for such quarter and for the period from the current fiscal year to the end of such quarter and consolidated and consolidating balance sheets of the Company and its Subsidiaries as at the end of such quarter, and (a) setting forth, in comparative form, figures for the corresponding quarter in the annual budget (including, without limitation, the initial annual budget prepared on or prior to the Closing on a pro forma basis giving effect to the consummation of the Acquisition), all in reasonable detail, and (b) setting forth, in comparative form, figures for the corresponding quarter in the preceding fiscal year, all in reasonable detail, and (I) if requested by the Significant Holders in connection with the determination of the Earned Amount (as defined in the Warrant), reviewed by Arthur Andersen or another independent accounting firm of nationally recognized standing and (II) certified by the chief financial officer of the Company as being a true and correct reflection in all material respects of the financial condition and results of operation of the Company and its Subsidiaries on a consolidated and consolidating basis (determined in accordance with GAAP), subject to changes resulting from year-end adjustments and except as otherwise noted therein;

               (iv) as soon as practicable and in any event within 120 days after the end of each fiscal year, audited consolidated and consolidating statements of income and cash flow of the Company and its Subsidiaries for such year, and audited consolidated and consolidating balance sheets of the Company and its Subsidiaries as at the end of such year, and setting forth, in each case, in comparative form, corresponding figures from the preceding fiscal year, and corresponding figures for such year from the annual budget ( including, without limitation, the initial annual budget prepared on or prior to the Closing on a pro forma basis giving effect to the consummation of the Acquisition) (which comparisons to the annual budget need not be audited), all in reasonable detail, and, as to the consolidated statements, reported upon by Arthur Andersen or another independent accounting firm of nationally recognized standing whose certification shall be without qualification as to the scope of the audit or as to GAAP, and, as to the consolidating statements, certified by the chief financial officer of the Company;

               (v) promptly upon transmission thereof, copies of all such financial statements, proxy statements, notices and reports as it or any of its Subsidiaries shall send to its security holders, copies of all reports which it or any of its officers or directors send to, and all registration statements (without exhibits) which it files, with the Commission or any securities exchange (should the Company or any of its Subsidiaries be or become public companies), copies of all press releases and other statements made generally available by the Company or any Subsidiary to the public concerning material developments in the business of the Company and its Subsidiaries, as the case may be, copies of communications sent to or received from stockholders of the Company (in their capacity as stockholders) and copies of all material communications sent to or received from the Senior Lenders or any other lender to the Company;

               (vi) promptly upon receipt thereof, a copy of each other report (including, without limitation, each management and/or controller letter) submitted to the Company or any of its Subsidiaries by independent accountants in connection with any annual, interim or special audit of the books of the Company or any of its Subsidiaries made by such accountants;

               (vii) together with each delivery of financial statements required by clauses (iii) and (iv) above, an Officers' Certificate of the Company (a) stating that the signers have reviewed the terms of this Agreement and the Securities and have made, or caused to be made under their supervision, a review in reasonable detail of the transactions and condition of the Company and its Subsidiaries during the fiscal period covered by such financial statements and that such review has not disclosed the existence during or at the end of such fiscal period, and that the signers do not have knowledge of the existence, as at the date of the Officers' Certificate, of any condition or event which constitutes a Preferred Stock Failure Event or Preferred Stock Failure or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action, if any, the Company has taken or is taking or proposes to take with respect thereto, and (b) demonstrating (with computations in reasonable detail) compliance by the Company and its Subsidiaries with, to the extent each remains applicable at such time, (I) the provisions of Sections 6.1 and 6.7 and (II) in the event of the sale, lease, transfer or other disposition of material assets of the Company or any of its Subsidiaries, either directly or through the sale of stock or other equity of any such Subsidiary, during such fiscal period, Sections 6.5,

     6.6, 6.14 or 6.15, as the case may be;

               (viii) together with each delivery of consolidated financial statements required by clause (iv) above, a certificate of the independent public accountants giving the report thereon stating that in conducting the audit of such financial statements, they have obtained no knowledge of any Preferred Stock Failure Event or Preferred Stock Failure or, if they have obtained knowledge of any Preferred Stock Failure Event or Preferred Stock Failure, specifying the nature and period of existence thereof;

               (ix) immediately upon any executive officer of the Company or any of its Subsidiaries obtaining knowledge (a) of any condition or event which constitutes a Preferred Stock Failure Event or Preferred Stock Failure, (b) that the holder of any Preferred Shares has given any notice or taken any other action with respect to a claimed Preferred Stock Failure Event or Preferred Stock Failure under this Agreement, (c) of any condition or event which, in the opinion of management of the Company, could have a Material Adverse Effect, (d) that any Person has given any notice to the Company or any of its Subsidiaries or taken any other action with respect to a claimed default or event or condition of the type referred to in clause (ii) of Section 7.1 hereof, or (e) of the institution of any litigation involving claims against the Company or any of its Subsidiaries equal to or greater than $100,000 with respect to any single cause of action or $250,000 with respect to the aggregate of all causes of action, or any adverse determination in any litigation involving a potential liability to the Company or any of its Subsidiaries equal to or greater than $100,000 with respect to any single cause of action or $250,000 with respect to the aggregate of all causes of action, an Officers' Certificate specifying the nature and period of existence of any such condition or event, or specifying the notice given or action taken by such holder or Person and the nature of such claimed Preferred Stock Failure Event, Preferred Stock Failure, event or condition, and what action, if any, the Company has taken, is taking or proposes to take with respect thereto;

               (x) immediately upon any officer of the Company or any of its Subsidiaries becoming aware of the occurrence of (i) any "reportable event", as such term is defined in Section 4043 of ERISA, in connection with any Plan or trust created thereunder, (ii) an event requiring the Company or any Subsidiary to provide security to a Plan under Section 401(a)(29) of the Code, (iii) any "prohibited transaction" incurred by the Company, any of its Subsidiaries or any "Disqualified Person" (as defined in Section 4975 of the Code) (other than an exempt "prohibited transaction"), as such term is defined in section 4975 of the Code or in section 406 of ERISA in connection with any Plan or any trust created thereunder, (iv) the institution of proceedings or the taking or expected taking of action by the PBGC or the Company or any of its Subsidiaries to terminate or withdraw or partially withdraw from a Multiemployer Plan within the meaning of Section 4203 or 4205 of ERISA or under Section 4062, 4063 or 4064 of ERISA (in connection with any Plan or any trust created thereunder), (v) any "accumulated funding deficiency" within the meaning of
     Section 412 of the Code or Section 302 of ERISA or any delinquency as to contributions or payments to or in respect of any Plans, (vi) any employee benefit Plan and trust which is intended to be qualified within the meaning of Section 401(a) and tax exempt within the meaning of 501(a) of the Code, no longer being qualified or tax exempt, (vii) any transaction or any failure to take any action or make any required contributions or any act or omission which would give rise to liability for any excise tax under
     Section 4971 through 4980B of the Code inclusive, (viii) any action or event which would materially increase the cost of any employee benefit Plan, or (ix) any other action taken by the Internal Revenue Service, the PBGC or the Department of Labor in connection with any employee benefit Plan and trust of the Company or its Subsidiaries, a written notice specifying the nature thereof, what action, if any, the Company or any such Subsidiary has taken, is taking or proposes to take with respect thereto, and, when known, any action taken or threatened by the Internal Revenue Service or the PBGC with respect thereto;

               (xi) immediately upon any revision to any of the financial statements referred to in clauses (i), (ii), (iii) or (iv) above, such financial statements, as revised;

               (xii) with reasonable promptness, such other information and data with respect to the Company or any of its Subsidiaries as such Significant Holder may reasonably request;

               (xiii) (a) within 30 days after Closing, an audited opening balance sheet of the NEC Schools on a stand-alone basis as of the Closing Date, with an opinion of Arthur Andersen, and (b) within 60 days after Closing, an opening certified consolidated balance sheet of the Company, with a review opinion of Arthur Andersen or another independent accounting firm of nationally recognized standing;

               (xiv) together with each delivery of financial statements required by clauses (iii) and (iv) above, and, to the extent prepared by the Company, clause (ii) above, an Officers' Certificate of the Company containing an analysis of the variance between the results of operations and the budget for such period and a management commentary as to such results of operation; and

               (xv) promptly upon transmission thereof, copies of all applications, notices and other reports as it or any of its Subsidiaries shall send to DOE or any Accrediting Body.

          5.2    INSPECTION OF PROPERTY.  The Company covenants that it, and
                 ----------------------
each of its Subsidiaries, will permit any Person designated by a majority of the holders of the Securities in writing, at such holders' expense, to visit and inspect any of the properties of the Company and any of its Subsidiaries, to examine the books and financial records of the Company and any of its Subsidiaries and make copies thereof or extracts therefrom and to discuss its affairs, finances and accounts with its officers and its independent public accountants, all at such reasonable times during normal business hours, upon reasonable prior notice and as often as such holders may reasonably request.

          5.3    MAINTENANCE OF PROPERTIES; INSURANCE.  The Company and its
                 ------------------------------------
Subsidiaries will maintain or cause to be maintained in good repair, working order and condition (ordinary wear and tear excepted) all material properties used in the business of the Company and its Subsidiaries and from time to time will make or cause to be made all appropriate repairs, renewals and replacements thereof. The Company and its Subsidiaries shall not permit any lease or agreement pursuant to which the Company or any Subsidiary leases, uses or occupies any of its respective real or personal property to be canceled or terminated by the other party to such lease or agreement prior to the expiration of its stated term which individually or in the aggregate would have a Material Adverse Effect. The Company and its Subsidiaries will maintain or cause to be maintained, with financially sound and reputable insurers who are rated by A. M. Best Company's Rating Service as "A" or higher or, as to workers' compensation or similar insurance, in an insurance fund or by self-insurance authorized by the laws of the jurisdiction in question, insurance with respect to their respective properties and businesses against loss or damage of the kinds customarily insured against by corporations of established reputation engaged in the same or similar businesses and similarly situated, of such type and in such amounts including appropriate deductible levels as are customarily carried under similar circumstances by such other corporations. All policies under this
Section 5.3 shall provide that 30 days prior written notice shall be given to the holders of the Securities by the insurer prior to a termination of such policy. The Company, in its discretion, will use the proceeds of all such casualty insurance policies to either (i) repay the Senior Debt, (ii) redeem the Series C Preferred Stock, subject to the rights of the Senior Lenders under the Senior Loan Documents, (iii) repair or replace the damaged property or (iv) reinvest such proceeds in the Company's business in accordance with the Senior Loan Documents. The Company will use every reasonable effort to provide Directors and Officers insurance to all of its directors and officers on commercially reasonable terms within sixty (60) days after the Closing Date.

          5.4    EXISTENCE, ETC.  Subject to the sales of assets permitted in
                 --------------
accordance with Section 6.6, the Company will, and will cause each of its Subsidiaries to, at all times preserve and keep in full force and effect its corporate existence, and Permits, rights, licenses, franchises, trademarks, trade names, patents and other proprietary information material to its business, and will qualify and cause each of its Subsidiaries to qualify to do business in any jurisdiction where the ownership of such property or Permits or the operation of its business makes such qualification necessary except where the failure to so qualify does not have a Material Adverse Effect.

          5.5    PAYMENT OF TAXES AND CLAIMS.  The Company will, and will cause
                 ---------------------------
each of its Subsidiaries to, pay all taxes, assessments and other governmental charges imposed upon it or any of its properties or assets or in respect of any of its franchises, business income or properties before any penalty or interest accrues thereon, and all claims (including, without limitation, claims for labor, services, materials and supplies) for sums which have become due and payable and which by law have or may become a Lien upon any of their properties or assets; provided, however, that no such charge or claim need be paid if being
           --------  -------
contested in Good Faith and if adequate reserves shall have been made therefor in accordance with GAAP.

          5.6    COMPLIANCE WITH LAWS, ETC.  The Company will, and will cause
                 -------------------------
each of its Subsidiaries to, comply with the requirements of all applicable laws, rules, regulations and orders of any court, Accrediting Body or other governmental authority, including, without limitation, 34 C.F.R. Section 600 and
Section 668, except where the failure to so comply will not have, and is not likely to result in, a Material Adverse Effect. The Company will, and will cause each of its Subsidiaries to, timely make all filings required to be made by it with all relevant Federal, state and/or local regulatory bodies, except where the failure to so file will not have, and is not likely to result in, a Material Adverse Effect.

          5.7    ADDITIONAL FEES.  The Company hereby agrees to pay an annual
                 ---------------
non- refundable portfolio administration fee to EI of $75,000, payable in equal quarterly installments commencing on September 30, 1995 for the pro rata period from the Closing Date and, thereafter, every March 31, June 30, September 30 and

December 31, for so long as any Preferred Shares are outstanding, and for the pro-rata period from the payment of the last quarterly installment to the date on which the Preferred Shares are no longer outstanding. Such payments shall be made by either a check drawn on a U.S. bank and delivered to EI at 70 East 55th Street, New York, New York 10022 or a wire transfer of immediately available funds to EI at NatWest Bank, N.A., 175 Water Street, 14th Floor, New York, New York 10038, Account Name: Electra, Inc., ABA Number: 021000322, Account Number:
2753103667 or at such other bank or other financial institution and account therein as shall be designated by Electra or EI, as appropriate. The parties hereby agree that the portfolio administration fee is intended solely as, and represents, reasonable compensation to EI for its time and expenses in administering Electra's investment in the Securities and is not and shall not be regarded as a consulting or financial advisory or other similar fee.

          5.8    USE OF PROCEEDS.  The Company shall use all of the proceeds
                 ---------------
received from the sale of the Securities pursuant to this Agreement to fund (i) the Acquisition, (ii) the closing costs associated with the closing under this Agreement and the transactions contemplated herein and/or (iii) working capital in the ordinary course of business.

          5.9    ACCOUNTANTS.  The Company has retained Arthur Andersen to audit
                 -----------
the Company's and its Subsidiaries' financial statements. In the event the services of Arthur Andersen or any firm of independent public accountants hereafter so employed by the Company are terminated, the Company will promptly thereafter notify the Significant Holders and will request the firm of independent public accountants whose services were terminated to deliver to the Significant Holders a letter of such firm setting forth the reasons for the termination of their services. In its notice, the Company shall state whether the change of accountants was recommended or approved by the Board of Directors or any committee thereof. In the event of any such termination, the Company will promptly thereafter engage a firm of independent public accountants of recognized national standing or other firm of independent public accountants approved by the Significant Holders.

          5.10   FURTHER ASSURANCES.  From time to time the Company will, and
                 ------------------
will cause each of its Subsidiaries to, execute and deliver to the Significant Holders, such other instruments, certificates agreements and documents and take such other action and do all other things as may be requested by any of the Significant Holders in order to implement or effectuate the terms and provisions of this Agreement and the other Transaction Documents (other than the Third Party Documents).

          5.11   ACCOUNTS AND RECORDS.  The Company and all of its Subsidiaries
                 --------------------
will keep true records and books of account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs.

          5.12   RESERVATION OF SHARES.  The Company shall at all times keep
                 ---------------------
reserved and available for issuance the number of shares of Common Stock for issuance upon exercise of all of the Warrants (as such number may be adjusted from time to time pursuant to the terms of the Warrants), and, upon issuance of any Penalty Warrants, will reserve and keep available for issuance the number of shares of Common Stock issuable upon exercise of the Penalty Warrants (as such number may be adjusted from time to time pursuant to the terms of the Penalty Warrants).

      6.  NEGATIVE COVENANTS.
          ------------------

     The Company hereby covenants from and after the date of this Agreement through the Closing and thereafter so long as any Securities remain outstanding as follows; provided, however, that upon the redemption in full of all of the
            --------  -------
shares of Series C Preferred Stock, (i) Sections 6.1 through 6.3, 6.9, 6.13,
6.14 and 6.16 shall no longer be applicable and (ii) Sections 6.5, 6.6 and 6.15 shall be amended as provided therein:

          6.1    LIMITATION ON DEBT.  The Company covenants that it will not,
                 ------------------
and will not permit any of its Subsidiaries to, create, incur, assume, suffer to exist or otherwise become or be liable with respect to any Debt except for Permitted Indebtedness.

          6.2    LIMITATION ON RESTRICTED PAYMENTS. The Company
                 ---------------------------------
covenants that it will not, and will not permit any of its Subsidiaries to, directly or indirectly, pay or declare or set apart for payment any Restricted Payment.

          6.3    LIMITATION ON INVESTMENTS.  The Company covenants that it will
                 -------------------------
not, and will not permit any of its Subsidiaries to, make or obligate itself to make, directly or indirectly, any Investment, other than Permitted Investments.

          6.4    TRANSACTIONS WITH AFFILIATES.  The Company covenants that it
                 ----------------------------
will not, and will not permit any of its Subsidiaries to, directly or indirectly, purchase, acquire or lease any property to, or otherwise deal with, in the ordinary course of business or otherwise, any Affiliate of the Company or its Subsidiaries except (i) as set forth on Schedule 6.4 hereto, (ii) on an
                                            ------------
arm's length basis in transactions which are on no less favorable terms to the Company or such Subsidiary than would be the case with a similar transaction with an unaffiliated Person; provided, however, that if the transaction or
                             --------  -------
series of related transactions is over $50,000 then the transaction shall be approved by a majority of the independent directors of the Company, (iii) the Company may pay the fees provided for in Section 5.7 hereof, (iv) reasonable, customary and regular fees to the non-management directors of the Company or any of its Subsidiaries, (v) any Restricted Payment that is not otherwise prohibited by Section 6.2 hereof, (vi) any transaction among the Company and its Wholly-Owned Subsidiaries or among such Sub sidiaries in the ordinary course of their respective businesses, or (vii) any transaction related to compensation or benefit arrangements in the ordinary course of business, with an employee benefit plan or trust for the benefit of employees of the Company or its Subsidiaries. Notwithstanding the foregoing, the Company covenants that it will not, and will not permit any of its Subsidiaries to, without the consent of the Significant Holders, make any payments to Heller of fees and/or reimbursement of expenses (other than reasonable third-party expenses and, to the extent that during any fiscal year Heller shall not otherwise have received or be entitled to receive a fee as provided below, direct out of pocket expenses incurred by Heller) relating to (a) the consummation of the acquisition of certain subsidiaries and operations of the Company and/or (b) consulting, advisory or other services provided by Heller; provided, however, that the Company shall be
                                   --------  -------
permitted to pay Heller fees in respect of such services not to exceed $100,000 during any fiscal year so long as no Preferred Stock Failure Event or Preferred Stock Failure, or Event of Default or Default (each as defined in the Senior Loan Agreement), shall be in existence at the time of such payment or would result from the payment of such fees.

          6.5  MERGER, CONSOLIDATION, SALE OR TRANSFER OF ASSETS. The Company
               -------------------------------------------------
covenants that it shall not, and will not permit any of its Subsidiaries to, be a party to any merger or consolidation with any Person or sell, lease or transfer or otherwise dispose of all or substantially all of its assets or the assets acquired in the Acquisition, to any Person, except that (i) any Wholly-Owned Subsidiary of the Company may merge into the Company or another Wholly-Owned Subsidiary of the Company if the Company or such other Wholly-Owned Subsidiary, as the case may be, shall be the surviving corporation, and if, immediately after giving effect to such transaction, no condition or event shall exist which constitutes a Preferred Stock Failure Event or Preferred Stock Failure, and (ii) any Subsidiary of the Company may sell, lease, transfer or otherwise dispose of any of its assets to the Company or to any other Wholly-Owned Subsidiary of the Company, whether by dissolution, liquidation or otherwise; provided, however, that from and after the date on which the shares
           --------  -------
of Series C Preferred Stock shall have been redeemed in full, none of the foregoing transactions shall be prohibited if as a result of such transaction there shall be a general distribution to stockholders of the Company whereby Electra shall realize its IRR Threshold Amount (as defined in the Stockholder Agreement).

          6.6  SALES OF ASSETS.  Except for (i) the pledge of and security
               ---------------
interest in assets under the terms of the Senior Loan Documents, (ii) Permitted Liens incurred in connection with Permitted Indebtedness, and (iii) any Subsidiary of the Company selling or leasing its assets in the manner described in Section 6.5(ii) hereof, the Company covenants that it will not, and will not permit any of its Subsidiaries to, sell, lease, transfer or otherwise dispose of, in a single transaction or a series of related transactions, any asset, directly or through the sale of Capital Stock or other equity of a Subsidiary of the Company to any Person in excess of $100,000 in any fiscal year, other than sales of obsolete equipment and equipment to be replaced in accordance with the capital budget and the proposed sale of the building located at 3118 Lake Street East, Minneapolis, Minnesota. Notwithstanding the foregoing, from and after the date on which the shares of Series C Preferred Stock shall have been redeemed in full, none the foregoing transactions shall be prohibited (i) if as a result of such transaction there shall be a general distribution to stockholders whereby Electra shall realize its IRR Threshold Amount or (ii) if such sale or series of related sales of assets, when aggregated with all sales of assets during the twelve (12) months preceding such sale, does not involve a Substantial Part.

          6.7  ANNUAL BUDGET.  The Company covenants that it will submit the
               -------------
preliminary annual budget of the Company and its Subsidiaries, setting forth, on a consolidated basis, the aggregate expenditures for capital assets and lease expenses expected to be made by the Company and its Subsidiaries during the fiscal year to which such budget relates, and any subsequent material modifications thereto, to the Significant Holders prior to the submission of such preliminary annual budget (and such material modifications thereto) to the Board of Directors for its approval.

          6.8  CERTAIN CONTRACTS.  The Company covenants that it will not, and
               -----------------
will not permit any of its Subsidiaries to, without the prior written consent of the Significant Holders, enter into or be a party to, or amend, modify, supplement or waive any provisions under, the following types of agreements:

            (i) except as permitted by Section 6.3, any contract or agreement providing for the making of loans, advances or capital contributions to any Person or for the purchase of any property from any Person, in each case in order to enable such Person to maintain working capital, net worth or any other balance sheet condition or to pay debts, dividends or expenses;

           (ii) any contract or agreement for the purchase of materials, supplies or other property or services if such contract (or any related document) requires that payment by the Company or a Subsidiary for such materials, supplies or other property or services shall be made regardless of whether or not delivery of such materials, supplies or other property or services is ever made or tendered;

          (iii) any contract or agreement to rent or lease (as lessee) any real or personal property if such contract (or any related document) provides that such obligation to make payments thereunder is absolute and unconditional under conditions not customarily found in commercial leases then in general use or requires that the lessee purchase or otherwise acquire securities or obligations of the lessor;

           (iv) any contract or agreement for the sale or use of materials, supplies or other property, or the rendering of services, if such contract (or any related document) requires that payment for such materials, supplies or other property, or the use thereof, or payment for such services, shall be expressly subordinated to any indebtedness of the purchaser or user of such materials, supplies or other property or the Person entitled to the benefit of such services owed or to be owed to any Person; or

            (v) except as permitted by Section 6.3, any other contract or agreement which, in economic effect, is substantially equivalent to a guarantee (other than as permitted in accordance with Section 6.1), except by the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business.

          6.9  NO NEW SUBSIDIARIES; NO AMENDMENT OF CERTAIN DOCUMENTS.  The
               ------------------------------------------------------
Company covenants that, without the prior written consent of the Significant Holders, it will not (i) except in connection with a Permitted Acquisition, create any new Subsidiaries or enter into any joint ventures or partnerships; provided, that any new Subsidiaries created in connection with a Permitted
--------
Acquisition shall be incorporated in the State of Delaware, the Certificate of Incorporation and Bylaws of such newly-formed Subsidiary shall be substantially similar to the

Certificates of Incorporation and Bylaws of the Company's Subsidiaries in existence on the date hereof, and such newly-formed Subsidiary shall have agreed to become a party to the Guaranty Agreement by the execution of a counterpart signature page thereto, (ii) permit any amendment of, or modification or supplement to, its or any of its Subsidiaries' Certificates of Incorporation or By-laws, (iii) enter into, or permit any Subsidiary to enter into, any management or similar agreement for the management of any school unless such management or similar agreement contains an option for the purchase of such school, or (iv) permit any amendment of, or modification or supplement to, the Transaction Documents or the Senior Loan Documents; provided, however, that,
                                                    --------  -------
without the prior written consent of the Significant Holders, (x) the School Management Agreement may be amended in any manner that does not increase the exercise price for the purchase of Arizona Automotive Institute or make more onerous the covenants and obligations of the Company under the School Management Agreement and any other management or similar agreement entered into by the Company from time to time may be amended in a similar fashion, and (y) the Senior Loan Documents may be amended provided that such amendment does not (1) increase the amount of such indebtedness, (2) result in any earlier scheduled maturity date or payment date of any amount under the Senior Loan Agreement, (3) result in any increase in the interest rate by more than 150 basis points, prepayment charges, fees or other amounts payable pursuant to the Senior Loan Agreement, (4) increase the amount of collateral securing such Senior Debt, (5) result in the Senior Debt having a Weighted Average Life to Maturity less than the Weighted Average Life to Maturity of such Senior Debt prior to such amendment, or (6) in the judgment of the Company's Board of Directors contain terms, provisions and conditions that taken as a whole are more burdensome or onerous to the Company than those in effect prior to such contemplated amendment.

          6.10 CHANGE IN BUSINESS.  Neither the Company nor any of its
               ------------------
Subsidiaries will enter into or engage in any business other than that currently engaged in or as currently anticipated, and previously disclosed in writing to the Significant Holders, as a result of the consummation of the Acquisition and the Transaction Documents.

          6.11 EXECUTIVE OFFICERS.  The Company covenants that (i) if at any one
               ------------------
time John M. Larson shall cease to serve as the chief executive officer of the Company, the Company will, within 180 days of such individual's ceasing to serve as the chief executive officer, fill such individual's position or have such individual's responsibilities assumed by an individual, who has been approved by the Significant Holders, with comparable stature, reputation and experience in the industry as the individual ceasing to serve and (ii) the Company shall employ a chief financial officer, which individual shall be approved by the Significant Holders, and if at any time such individual shall cease to serve as the chief financial officer of the Company, the Company will, within 180 days of such individual's ceasing to serve as the chief financial officer, fill such individual's position or have such individual's responsibilities assumed by an individual, who has been approved by the Significant Holders, with comparable stature, reputation and experience in the industry as the individual ceasing to serve.

          6.12 WITHHOLDING TAXES.  (a) The Company covenants that it will not
               -----------------
withhold United States withholding taxes from payments to be made to holders of the Securities if such holders (i) are corporations organized under the laws of a jurisdiction out side the United States or are otherwise persons not resident in the United States for United States federal income tax purposes, and (ii) provide the Company, upon the Company's reasonable request, with one or more of Internal Revenue Service Form W-8, Form 4224 or other applicable forms, certificates or documents certifying as to entitlement to an exemption from any such withholding requirements.

               (b) The Company covenants that it will not withhold United States withholding taxes from payments to be made to holders of the Securities in excess of an applicable treaty rate if such holders (i) are corporations organized under the laws of a jurisdiction outside the United States or are otherwise persons not resident in the United States for United States federal income tax purposes, and (ii) provide the Company, upon the Company's reasonable request, with one or more of certifications of their residence address, Internal Revenue

Service Form 1001 or other applicable forms, certificates or documents certifying as to entitlement to a reduced rate of withholding under any such withholding requirements.

               (c) Neither Section 6.12(a) nor Section 6.12(b) hereof shall require the Company to apply an exemption or reduced rate of withholding during any period when it shall have received notice or has knowledge (i) that the residence information previously provided on any applicable form, certificate or document is incorrect and no corrected form, certificate or document as applicable has been provided to the Company, or (ii) of any other information which would render such exemption or reduced rate inapplicable.

          6.13 NO PLEDGE OF SHARES.  The Company covenants that it will not
               -------------------
mortgage, pledge, hypothecate or create or permit to exist any security interest in, or Lien on, any shares of the Capital Stock of its Subsidiaries, other than as may be con templated by the Senior Loan Documents.

          6.14 CHANGE IN CONTROL.  Prior to the effective date of an Initial
               -----------------
Public Offering, (i) there shall not occur a Disposition and (ii) Heller shall at no time own less than 40% of the outstanding shares of Common Stock of the Company on a fully diluted basis.

          6.15 SALE OF EQUITY SECURITIES.  The Company covenants that it will
               -------------------------
not, and will not permit any of its Subsidiaries to, sell or otherwise dispose of, or part with control of, any shares of Capital Stock of the Company or any of its Subsidiaries; provided, however, that the Company shall be permitted
                     --------  -------
to sell (i) any of its shares of Capital Stock in a public offering of securities registered pursuant to Section 5 of the Securities Act if, and only if, (a) such offering shall meet the thresholds set forth in the definition of "Initial Public Offering" herein and (b) the net proceeds of such offering (after making any and all payments required under the Senior Loan Documents) are sufficient to allow the Company to make the mandatory redemption payments required under Section 5 of the Certificate of Designations, (ii) any of its shares of Capital Stock in a private offering of securities which is exempt from the registration requirements of

Section 5 of the Securities Act in conjunction with the Permitted Acquisitions,
(iii) shares of Common Stock under and pursuant to the stock option plan to be instituted for the benefit of the management employees of the Company and which plan shall provide for the issuance of up to 12,215 shares of Common Stock (as such number may be adjusted in accordance with such plan) and (iv) any Subsidiary of the Company may issue additional shares of its Capital Stock to the Company. In no event will the Company at any time, directly or indirectly, own less than 100% of the Capital Stock of each of its Subsidiaries. Notwithstanding anything herein to the contrary, from and after the redemption in full of all of the shares of Series C Preferred Stock, the only limitation of this Section 6.15(i) which shall continue shall be the requirement that a public offering of securities by the Company must meet the thresholds set forth in the definition of "Initial Public Offering" herein.

          6.16 FISCAL YEAR; CHANGE IN ACCOUNTING PRACTICES. Neither the Company
               -------------------------------------------
nor any of its Subsidiaries shall change its fiscal year for accounting or tax purposes from a period consisting of the 12-month period ending on December 31 of each calendar year. The Company covenants that it will not, and will not permit any of its Subsidiaries to, change the accounting practices which have been consistently applied, other than in compliance with required changes in GAAP.

      7.  PREFERRED STOCK FAILURE EVENTS.
          ------------------------------

          7.1  PREFERRED STOCK FAILURE EVENTS.  If any of the following events
               ------------------------------
shall occur and be continuing for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or otherwise):

            (i) the Company defaults in the payment of any dividends payable on the Series C Preferred Stock on the scheduled dividend payment date or breaches any other material terms of the Certificate of Designations, which default is not cured within five (5) days of such date; or

           (ii)  any representation or warranty made in
     writing by the Company in this Agreement, in any other Transaction Document (other than the Third Party Documents) or in any writing furnished to Electra in connection with or pursuant to this Agreement, the Transaction Documents (other than the Third Party Documents) or in connection with the transactions contemplated by this Agreement, shall be false or misleading in any material respect on the date as of which made; or

          (iii) the Company fails to perform or observe any agreement, term or condition contained in this Agreement or in any other Transaction Document (other than the Certificate of Designations as provided in clause (i) above or the Third Party Documents), and, if such failure is capable of being remedied, such failure shall not have been remedied within 60 days after such failure shall first have become known to any officer of the Company or written notice shall have been received by the Company (regardless of the source of such notice); or

           (iv) Any Plan (or any employee benefit Plan of any entity which is in the same controlled group of corporations as the Company or any Subsidiary (the "Related Plans")) which is subject to ERISA or the Code shall have incurred an "accumulated funding deficiency" within the meaning of Section 412 of the Code or Section 302 of ERISA, or any lien shall arise with respect to any such Plan or any such Related Plan under Section 412(n) of the Code, which in either case results in the imposition of liability on the Company or any Subsidiary in an amount in excess of $250,000.

            (v) the Company or any Subsidiary makes an assignment for the benefit of creditors or is generally not paying its debts as such debts become due; or any order or decree for relief in respect of the Company or any Subsidiary is entered under any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law, whether now or hereafter in effect (herein called the "Bankruptcy Law"), of any jurisdiction; or the Company or any of its
      --------------
     Subsidiaries petitions or applies to any tribunal for, or consents to, the appointment of, or taking possession by, a trustee, receiver, custodian, liquidator or similar official of the Company or any of its Subsidiaries, or of any Substantial Part of the assets of the Company or any of its Subsidiaries, or commences a voluntary case under the Bankruptcy Law of the United States or any proceedings relating to the Company or any of its Subsidiaries under the Bankruptcy Law of any other jurisdiction; or

           (vi) any such petition or application is filed, or any such proceedings are commenced, against the Company or any of its Subsidiaries and such petition, application or proceeding is unstayed or undismissed within 60 days, or any such petition or application is filed, or any such proceedings are commenced against the Company or any of its Subsidiaries and the Company or such Subsidiary by any act indicates its approval thereof, consent thereto or acquiescence therein, or an order, judgment or decree is entered appointing any such trustee, receiver, custodian, liquidator or similar official, or approving the petition in any such proceedings, and such order, judgment or decree remains unstayed and in effect for more than 60 days; or

          (vii) any order, judgment or decree is entered in any proceedings against the Company or any of its Subsidiaries decreeing the dissolution of the Company or such Subsidiary, a split-up of the Company or such Subsidiary which requires the divestiture of a Substantial Part, or the divestiture of the stock of the Company or its Subsidiary, as the case may be, the assets of which constitute a Substantial Part, of the assets of the Company and its Subsidiaries, and such order, judgment or decree remains unstayed and in effect for more than 60 days; or

         (viii) a judgment in an amount in excess of $250,000 is rendered against the Company or any of its Subsidiaries and, within 60 days after entry thereof, such judgment is not discharged or execution thereof stayed pending appeal, or within 60 days after the expiration of any such stay, such judgment is not discharged; or

           (ix) The Company fails to pay when due two or more interest payments or principal payments (whether scheduled or upon a mandatory prepayment date) during any rolling six (6) month period on the Senior Debt or any other Debt in excess of $250,000, whether or not such Senior Debt or other Debt is accelerated, or the Senior Debt or any other Debt in excess of $250,000 shall have been accelerated for any reason; or

            (x) (a) there shall occur a cessation of a substantial part of the business of the Company and/or any of its Subsidiaries for a period which significantly affects the Company's and/or any of its Subsidiaries' capacity to continue their businesses, or (b) Title IV funding is terminated or suspended for any School, or any School subsequently acquired, constituting a Substantial Part, or the continuation of Title IV funding is qualified with operational restrictions which would have a Material Adverse Effect compared to the restrictions previously imposed (I) on the operation of the NEC Schools as conducted by NEC and NEC, Inc., or
     (II) on the operation of the other Schools as conducted by the Company and its Subsidiaries prior to the date of this Agreement or, with respect to Schools subsequently acquired on the operation of such Schools as conducted immediately prior to such acquisition, or (c) the Company or any Subsidiary shall suffer the loss or revocation of any material license or Permit now held or hereafter acquired by the Company or any Subsidiary which is necessary to the continued or lawful operation of a substantial part of their businesses; or (d) the Company or any Subsidiary shall be enjoined, restrained or in any way prevented by court, governmental or administrative order from conducting all or any material part of their business affairs for a period of thirty days (other than (I) the suspension of Title IV funding under 34 C.F.R. Section 600.31 in connection with the acquisition of any school permitted hereunder, or (II) a change in ownership resulting in a change of control under 34 C.F.R. Section 600.31 which occurs as a result of the exercise of the Warrants and the conversion of Class D Non-voting Common Stock held by Electra into voting stock, when there is not otherwise a

     Preferred Stock Failure Event then in existence); provided, that with respect to clause (b) above, no Preferred Stock Failure Event shall be deemed to occur as the result of (X) the granting of a provisional approval pursuant to 34 C.F.R. Section 600.10 in connection with the acquisition of the NEC Schools or any other schools subsequently acquired by the Company or its Subsidiaries or (Y) the implementation of new or revised rules or regulations by the DOE which are generally applicable to all private post-secondary schools unless such rules or regulations result in a termination or suspension of Title IV funding in accordance with (b) above or otherwise have a Material Adverse Effect; or

           (xi)  there shall occur an event or circumstance as specified in
     Section 11 of the Purchase Agreement giving rise to a right and option of rescission on the part of the Company pursuant to Section 11 of the Purchase Agreement, whether or not such right and option is exercised by the Company;

then the holders of a majority of the Preferred Shares then outstanding may, at any time and from time to time, by written demand to the Company,

          (a) (i) cause the Company to increase the size of its Board of Directors and (ii) allow the holders of the Series C Preferred Stock to elect a majority of directors to the Board of Directors in the manner set forth in paragraph 6(c) of the Certificate of Designations until such time as the Preferred Shares are redeemed in full; provided, however, that the remedies set
                                       --------  -------
forth in this clause (a) shall not be available if (1) the Preferred Stock Failure Event is an event described in Section 7.1(i) by reason of nonpayment of dividends unless the failure to pay such dividends occurs on two or more required dividend payments during any rolling four quarter periods; (2) the Preferred Stock Failure Event is an event described in Section 7.1(iii) and (A) arises solely out of the failure of the Company to observe the agreements, terms and conditions set forth in Sections 5.7 through 5.11, 6.7, 6.11(ii), 6.12 or
6.16 of this Agreement, or (B) arises solely out of the failure of the Company to observe the agreements, terms and conditions set forth in

Section 5.5, unless such failure would have, or would be likely to have, a Material Adverse Effect, in which case the remedies set forth in this clause (a) shall be available, or (C) arises solely out of the failure of the Company to observe the agreements, terms and conditions set forth in Section 6.4, unless either (x) Heller shall have knowledge of the existence of such transaction or
(y) such failure by the Company would have, or would be likely to have, a Material Adverse Effect, in either case the remedies set forth in this clause
(a) shall be available, or (3) the Preferred Stock Failure Event is an event described in Section 7.1(xi) and the shares of Series C Preferred Stock are redeemed in full within ninety (90) days of receipt by the Company of the written demand from the holders of the Series C Preferred Stock as provided below, and/or

          (b) in conjunction with clause (a) or otherwise, require the Company to purchase in full the Preferred Shares in the manner set forth in paragraph 5 of the Certificate of Designations.

In addition, if (x) such event is the failure of the Company to pay a dividend payable on the Series C Preferred Stock on the scheduled dividend payment date and (y) at such time the holders of the Series C Preferred Stock shall not have exercised their right to elect a majority of the directors to the Board of Directors, then for each fiscal quarter or portion thereof that such Preferred Stock Failure Event remains uncured, the holders of the shares of Series C Preferred Stock shall receive additional penalty warrants (together with any such warrants which may be issued hereunder in substitution or exchange therefor, collectively, the "Penalty Warrants" and each individually, a "Penalty
                             ----------------                            -------
Warrant") to purchase an aggregate of 0.5%, subject to certain adjustments, of
-------
the then outstanding shares of Class A Voting Common Stock, par value $.01 per share, of the Company, on a fully diluted basis, at an exercise price of $.01 per share, evidenced by one or more warrant certificates (the "Penalty Warrant
                                                               ---------------
Certificates") to be substantially in the form of Exhibit 7.1 attached hereto.
------------                                      -----------
If such Preferred Stock Failure Event is an event or circumstance specified in
Section 7.1(xi) above and the holders of the Series C Preferred Stock have given the written demand to the Company under clause (b)
above, subject to the immediately following proviso, the Company shall have the right, exercisable within ninety (90) days of the occurrence of such Preferred Stock Failure Event, to repurchase the Warrants for an aggregate consideration of $1.00; provided, however, that the Company shall not be permitted to
          --------  -------
repurchase the Warrants unless it shall have paid, or concurrently therewith is paying, to the holders of the Series C Preferred Stock all amounts required to redeem all of the Series C Preferred Stock then outstanding.

          7.2  OTHER REMEDIES.  No remedy conferred in this Agreement upon the
               --------------
holder of any Preferred Shares is intended to be exclusive of any other remedy available to such holder, and each and every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or now or hereafter existing at law or in equity or by statute or otherwise.

      8.  REPRESENTATIONS, COVENANTS AND WARRANTIES.
          -----------------------------------------

     The Company hereby represents, covenants and warrants for the benefit of each holder from time to time of the Securities and Electra, as of the Closing and after giving effect to the transactions contemplated by this Agreement and the other Transaction Documents, as follows:

          8.1  ORGANIZATION; AUTHORITY.  Each of the Company and its
               -----------------------
Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to own or lease and operate its properties and to carry on its business as presently conducted and as proposed to be conducted after the Closing. Each of the Company and its Subsidiaries is duly qualified and in good standing as a foreign corporation duly authorized to do business in each jurisdiction where it owns or leases property or in which the conduct of its existing business or its business as of the Closing Date requires it so to qualify or be licensed, except in those jurisdictions in which the failure to qualify will not individually or in the aggregate have a Material Adverse Effect. Schedule 8.1 hereto sets forth each jurisdiction where the
                 ------------
Company and each of its Subsidiaries is qualified or licensed to do business. Other than as listed on Schedule 8.1 hereto, the Company has no Subsidiaries and does not
             ------------
own of record or beneficially any Capital Stock or equity interest or investment in any corporation, association, partnership, joint venture or other entity. The Company and each of its Subsidiaries have furnished Electra with true, correct and complete copies of its Certificate of Incorporation (including, without limitation, the Certificate of Designations) and By-laws, each as amended to date.

          8.2  AUTHORIZATION.  All corporate action on the part of the Company
               -------------
and its directors and stockholders necessary for the authorization, execution, delivery and performance by (i) the Company of this Agreement, the Series C Preferred Stock certificates, the Warrants, the Penalty Warrants and the other Transaction Documents, and (ii) the consummation of the transactions contemplated herein and therein shall have been taken or will be taken prior to the Closing. Each of the Transaction Documents to which the Company is a party is the legal, valid and binding obligation of the Company enforceable against it in accordance with its terms. The execution, delivery and performance by the Company of each Transaction Document to which it is a party and compliance therewith and the issuance and sale of the shares of Series C Preferred Stock, the Warrants and the Penalty Warrants will not result in any violation of and will not (i) conflict with, or result in a breach of, any of the terms of, or constitute a default under, (a) any provision of state or Federal law to which the Company is subject, (b) the Company's Certificate of Incorporation (including, without limitation, the Certificate of Designations) or By-laws, or
(c) any mortgage, indenture, agreement, instrument, judgment, decree, order, rule or regulation, or other restriction to which the Company is a party or by which it is bound, or (ii) result in the creation of any Lien (except as contemplated by the Transaction Documents) upon any of the properties or assets of the Company (including, without limitation, any assets acquired in the Acquisition) pursuant to any such term, or (iii) except as set forth on Schedule
                                                                        --------
8.2, result in the suspension, revocation, impairment, forfeiture or non-renewal
---
of any Permit, license, authorization or approval applicable to the Company's operations or any of its assets (including, without limitation, any assets acquired in the Acquisition) or properties. No stockholder has any preemptive rights or rights of first refusal by reason of the issuance of the Warrants or the shares of Series C Preferred Stock. The shares of Series C Preferred Stock have been duly and validly issued and are fully paid and non-assessable. The shares of Common Stock issuable upon exercise of the Warrants, have, in each case, been duly and validly reserved and are not subject to any preemptive rights or rights of first refusal and, upon issuance, will be validly issued, fully paid and non-assessable. The shares of Common Stock issuable upon exercise of the Penalty Warrants, if issued, will be duly and validly reserved and will not be subject to any preemptive rights or rights of first refusal and, upon issuance, will be validly issued, fully paid and non-assessable.

          8.3  CAPITAL STOCK AND RELATED MATTERS.  At the time of the Closing
               ---------------------------------
and after giving effect to the Acquisition and the transactions contemplated by this Agreement, (i) the authorized capital stock of the Company will consist of
(a) 500,000 shares of Class A Voting Common Stock, par value $.01 per share, of which 5,250 shares will be issued and outstanding, (b) 100,000 shares of Class B Voting Common Stock, par value $.01 per share, of which 5,100 shares will be issued and outstanding, (c) 100,000 shares of Class C Non-voting Common Stock, par value $.01 per share, of which 69,900 shares will be issued and outstanding,
(d) 100,000 shares of Class D Non-voting Common Stock, par value $.01 per share, of which no shares will be issued and outstanding and 25,295 shares will be reserved for issuance upon the exercise of the Warrants, (e) 100,000 shares of Class E Non-voting Common Stock, par value $.01 per share, of which no shares will be issued and outstanding, (f) 50,000 shares of Series A Preferred Stock, par value $.01 per share, of which 7,850 shares will be issued and outstanding,
(g) 1,000 shares of Series B Preferred Stock, par value $.01 per share, none of which shares will be issued and outstanding, (h) 500 shares of Series C Preferred Stock, par value $.01 per share, of which 500 shares of Series C Preferred Stock will be issued to Electra and outstanding, and (i) 10,000 shares of Undesignated Preferred Stock, par value $.01 per share, of which no shares will be issued and outstanding; (ii) no shares of Common Stock will be owned or held by or for the account of the Company; (iii) all of the outstanding shares of Common Stock and Preferred Stock (including without limitation the Series C Preferred Stock) will be validly issued and outstanding, fully paid and non-assessable and will be owned of record and, to the best knowledge of the Company, beneficially, free and clear of any Liens (except as may be contemplated by the Senior Loan Documents) by the individuals and entities and in the amounts set forth on Schedule 1 and Schedule 8.3 hereto; (iv) except
                            ----------     ------------
for the Class A Voting Common Stock, the Class B Voting Common Stock, the Class C Non-voting Common Stock, the Class D Non-voting Common Stock, the Class E Non-voting Common Stock, the Series A Preferred Stock, the Series C Preferred Stock, and the Warrants, and except as set forth on Schedule 8.3 hereto, the Company
                                             ------------
has no, and at the time of the Closing will not have, outstanding stock or securities convertible into or exchangeable for any shares of its Capital Stock, or any outstanding rights (either preemptive or other) to subscribe for or to purchase, or any outstanding options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any outstanding calls, commitments or claims of any character relating to, any Capital Stock or any stock or securities convertible into or exchangeable for any Capital Stock of the Company, or any outstanding demand or piggyback registration rights to register any Capital Stock or any stock or securities convertible into or exchangeable for the Capital Stock of the Company; (v) except with respect to the Warrants, the Series C Preferred Stock and the Series A Preferred Stock, the Company will not be subject to any obligation (contingent or other) to repurchase, otherwise acquire or retire any shares of Capital Stock; and (vi) the Company has no knowledge of any agreement (except as set forth in this Agreement or the Stockholders Agreement) restricting the transfer of any shares of the Company's Capital Stock, except as set forth on Schedule 8.3. Schedule
                                                       ------------  --------
8.3 sets forth the number of shares of Capital Stock, the holders thereof, and
---
the percentage held by each holder of the issued and outstanding Capital Stock of the Company and each Subsidiary at the time of the Closing and after giving effect to the Acquisition and the transactions contemplated by this Agreement.

          8.4  LITIGATION.  Except as disclosed on Schedule 8.4 hereto, there is
               ----------                          ------------
no action, suit, investigation or proceeding pending, or, to the Company's knowledge threatened, or any basis therefor or threat thereof, in, nor is there any existing judgment, order or decree of, any court, governmental authority, arbitration board or tribunal, foreign or domestic to which the Company or any of its Subsidiaries is or may be named as a party or its property is or may be subject or which challenges this Agreement or any of the transactions contemplated hereby, or to the Company's knowledge, to which any officer, employee or stockholder of the Company or any of its Subsidiaries is subject, and the Company has no knowledge of any unasserted claim, the assertion of which is likely and which, if asserted, will seek damages, an injunction or other legal, equitable, monetary or nonmonetary relief which claim individually or collectively with other such unasserted claims, if granted, or actions, suits, investigations or proceedings would have a Material Adverse Effect or which challenges this Agreement or any of the other Transaction Documents or any of the transactions contemplated hereby or thereby. No legislation, order, rule, ruling or regulation has been enacted or made by or on behalf of any governmental body, department or agency, nor to the Company's knowledge has there been any legislation introduced and favorably reported for passage to either House of Congress by any committee of either such House to which such legislation has been referred for consideration or any state legislature in any jurisdiction in which the Schools operate or by any committee of such legislature to which such legislation has been referred for consideration, nor to the Company's knowledge has any decision of any court of competent jurisdiction within the United States been rendered which, in the Company's judgment, would have a Material Adverse Effect.

          8.5  COMPLIANCE.  (a) Neither the Company nor any Subsidiary is in
               ----------
violation of any statute, law, ordinance, governmental rule or regulation (including environmental laws) or any judgment, order or decree (federal, state, local or foreign) to which it is subject, except where such violation would not have, and is not likely to result in, a Material Adverse Effect, nor has it failed to obtain any, and it possesses all, licenses, Permits, franchises or other governmental authorizations necessary for the ownership or operation of its properties or the conduct of its business as presently conducted and as proposed to be conducted, except where the failure to so obtain or to so possess would not have, and is not likely to result in, a Material Adverse Effect.

          (b) Neither the Company nor any Subsidiary is in violation of any term of its Certificate of Incorporation, as amended (including, without limitation, the Certificate of Designations in the case of the Company), or By-laws, as amended.

          (c) Neither the Company nor any Subsidiary is in violation of any term of any Contract, judgment, decree, order, statute, rule or regulation to which either the Company or any Subsidiary is subject or which would permit any party to any Contract to terminate, amend or modify such Contract, except for any violations which do not cause, and are not likely to result in, a Material Adverse Effect. To the Company's knowledge, neither the Company nor any Subsidiary has waived any right or default by any party under any Contract. All Contracts are in full force and effect, and the Company and its Subsidiaries each have no knowledge that any party to any Contract, or any parties to any Contract is or is seeking or presently intends to seek to (i) terminate, amend or modify such Contract or (ii) upon the expiration of such Contract, not renew such Contract on terms substantially similar to those terms currently in such Contract, except where the termination, amendment, modification or failure to renew does not have, and is not likely to result in, a Material Adverse Effect.

          8.6  OFFERING.  Based upon the representations and warranties of
               --------
Electra set forth in Section 9 hereof, the offer, sale and issuance of the shares of Series C Preferred Stock, the Warrants, the Penalty Warrants and the shares of Common Stock issuable upon the exercise of the Warrants and the Penalty Warrants are all exempt from the registration requirements of the Securities Act and from the registration or qualification requirements of the laws of any applicable state or other jurisdiction, and neither the Company nor anyone acting on its behalf will take any action hereafter that would cause the loss of such exemption.

          8.7  ERISA AND LABOR RELATIONS.  (a) Schedule 8.7 hereto contains a
               -------------------------       ------------
true and complete list of each written (or, to
the knowledge of the Company and its Subsidiaries, oral), employee bonus, retirement, pension, profit sharing, savings, stock option, stock appreciation, stock purchase, incentive, deferred compensation, hospitalization, medical, dental, vision, life or other health or disability (whether provided by insurance or otherwise), severance, termination or other similar plan, policy or program of the Company and each Subsidiary, including, without limitation, any collective bargaining agreement involving direct or indirect compensation (the "Employee Benefit Plans"), including, without limitation, each "employee pension
 ----------------------
benefit plan" within the meaning of Section 3(2) of ERISA (without regard to any applicable exception from ERISA), each employee welfare benefit plan as defined in Section 3(1) of ERISA (without regard to any applicable exception from ERISA). Schedule 8.7 sets forth the expense charged for financial accounting
        ------------
purposes (whether through insurance premiums or otherwise) attributable to each plan determined on an annual basis for the past fiscal year.

          (b) To the Company's knowledge, neither the Company nor any Subsidiary nor any "disqualified person" (as defined in Section 4975 of the Code) nor any Employee Benefit Plan has engaged in any non-exempt prohibited transaction within the meaning of Section 4975 of the Code or Section 406 of ERISA which would result in any liability to the Company or any Subsidiary which has had or would have a Material Adverse Effect. To the Company's knowledge, all contributions required to have been made by same to each Employee Benefit Plan have been timely made. No premium payments have been or are required to be made to the PBGC.

          (c) Each Employee Benefit Plan has been maintained substantially in compliance with its terms, and with the requirements prescribed by any and all statutes, orders, rules and regulations, including, without limitation, ERISA and the Code, which are applicable to such Employee Benefit Plan, except those which could not, individually or in the aggregate, have a Material Adverse Effect.

          (d) Except as set forth in the Purchase Agreement or this Agreement, neither the execution and delivery of this Agreement or the other Transaction Documents nor the consummation of the Acquisition and the transactions contemplated thereby will (i) result in any payment to be made by the Company or any Subsidiary (including, without limitation, severance, unemployment compensation, golden parachute, or otherwise) becoming due to any employee under any Employee Benefit Plan or otherwise or (ii) increase any benefits otherwise payable under any Employee Benefit Plan.

          (e) No benefit payable or which may become payable by the Company or any Subsidiary pursuant to any Employee Benefit Plan shall constitute an "excess parachute payment" (as defined in Section 280G(b)(1) of the Code) which is subject to the imposition of an excise tax under Section 4999 of the Code or which would not be deductible by reason of Section 280G of the Code.

          (f) The execution and delivery of this Agreement or the other Transaction Documents, the issue and sale of the Securities and the consummation of the Acquisition and the transactions contemplated by the Transaction Documents will not involve any transaction which is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975 of the Code.

          (g)  Except as set forth on Schedule 8.7, since December 31, 1994 and
                                      ------------
other than with respect to the acquisition of the NEC Schools, there has been no amendment to, interpretation or announcement (whether or not written) by the Company or any Subsidiary relating to, or change in, employee participation or coverage under, any Employee Benefit Plan which would increase the level of the expense incurred in respect thereof for the current fiscal year or any prior year. The Company and its Subsidiaries do not maintain and have not maintained any Plans.

          (h) To the Company's knowledge, the Company and each Subsidiary has provided, or will have provided, to individuals entitled thereto all required notices within the applicable time period and coverage pursuant to Section 4980B of the Code with respect to any "qualifying event" (as defined in Section 4980B(f)(3) of the Code), and no tax payable on account of Section 4980B of the Code has been incurred with respect to any employees of the Company or any Subsidiary.

          (i) No lawsuits, claims (other than routine claims for benefits) or complaints to, or by, any Person or governmental entity have been filed, are pending or, to the best of the Company's knowledge, have been threatened, and, to the Company's knowledge, no facts or contemplated events exist that could be expected to give rise to any such lawsuit, claim (other than a routine claim for benefits) or complaint, with respect to any Employee Benefit Plan where the Company or any Subsidiary may be either (i) liable directly on such lawsuit, claim or complaint, or (ii) obligated to indemnify any Person, group of Persons, or entity with respect to such lawsuit, claim or complaint.

          (j) To the Company's knowledge, neither the Company nor any Subsidiary has engaged in any transaction, failed to make required contributions, committed any act or omission, or otherwise incurred any liability for any excise tax under Section 4971 through 4980B of the Code.

          (k) Neither the Company nor any Subsidiary maintains nor has each ever maintained a foreign Employee Benefit Plan.

          (l) Each Employee Benefit Plan and, if any, the applicable, related trust agreement, which are intended to be qualified within the meaning of
Section 401(a) of the Code and tax exempt within the meaning of Section 501(a) of the Code, has received a favorable determination letter from the IRS and to the Company's knowledge nothing has occurred since the date of such letter which would prevent any such Employee Benefit Plan from remaining qualified. The Company has furnished to Electra the most recent IRS determination letter with respect to any such Employee Benefit Plan.

          (m)  To the Company's knowledge, except as disclosed on Schedule 8.7,
                                                                  ------------
the Company and each Subsidiary have no obligation to provide any employee welfare benefits to retirees, including, without limitation, any medical and life insurance benefits. With respect to former employees or retirees of the Company and each Subsidiary, Schedule 8.7 separately indicates the life insurance,
                     ------------
medical, severance, pension benefits, and similar benefits provided to former employees and retirees and shall include true and complete copies of any calculations prepared by a third party at the Company's request with respect to the estimated present value of the liabilities and, which calculations shall, where appropriate, specify the underlying actuarial assumptions used by such third party in calculating such liabilities.

          (n) Current copies of all Employee Benefit Plans of the Company and each Subsidiary (and, if applicable, related trust or other funding arrangements, including but not limited to insurance contracts), and all amendments thereto and written interpretations thereof (including summary plan descriptions and summaries of material modifications) have been furnished to Electra, other than the three (3) (or such smaller number, if applicable) most recent annual reports (Form 5500, including, if applicable, Schedule B thereto) prepared in connection with any such Employee Benefit Plan, which will be delivered to Electra as soon as available following the Closing, but including with respect to any Employee Benefit Plan providing post-retirement medical or other welfare benefits, a calculation of the actual liability accrued (or which would have been accrued had the employer elected to comply) under such Employee Benefit Plan under Financial Accounting Standard 106 as of the date hereof.

          (o) No Employee Benefit Plan constitutes, or within the past 6 years, has constituted, a Multiemployer Plan within the meaning of Section 4001(a)(3) of ERISA.

          (p)  Except as otherwise disclosed in Schedule 8.7, the Company and
                                                ------------
any Subsidiary have furnished to Electra true and complete copies of all Summary Plan Descriptions and Summary of Material Modifications and other written employee benefit communications provided to employees with respect to any employee welfare plan. The Company believes that it has legally reserved the right to increase the level of employee contributions to any employee welfare plan.

          (q) (i) There are no discrimination charges (relating to sex, age, race, national origin, handicap or veteran status or otherwise) pending or, to the Company's knowledge, threatened, against, or involving the Company or any Subsidiary; (ii) except as disclosed on Schedule 8.4, to the Company's
                                        ------------
knowledge, there are no grievances or disputes between the Company or any Subsidiary and any such Employee; (iii) neither the Company nor any Subsidiary is delinquent in payments to any of such Employees for any wages, salaries, commissions, bonuses, benefits or other direct or indirect compensation for any services performed by them; (iv) the Company and each Subsidiary is in compliance with all Federal, state, local and foreign laws and regulations respecting labor, employment, wages, hours and benefits, except where the failure to so comply does not cause, and is not likely to result in, a Material Adverse Effect; (v) there is no unfair labor practice with respect to the Company or any Subsidiary pending before the National Labor Relations Board or any comparable state, local or foreign agency; (vi) there is no labor strike, dispute, slowdown or stoppage actually pending or, to the Company's knowledge, threatened, against or involving the Company or any Subsidiary; (vii) to the best of the Company's knowledge, no labor organization activities have occurred with respect to employees of any School during the past three (3) years, and there are no collective bargaining agreements binding on the Company relating the operation of any School.

          (r)  Set forth on Schedule 8.7 hereto is a true, correct and complete
                            ------------
list (including the term, expiration date and amount of annual compensation) of all employment, consulting and non-competition agreements to which the Company and the Subsidiaries is a party or by which the Company and the Subsidiaries is bound, and all union and non-union employees of the Company and its Subsidiaries (true, correct and complete copies of which have previously been delivered to Electra) and which, in the case of employees of the Company or its Subsidiaries, involve annual compensation in excess of $50,000. To the Company's knowledge, except as set forth on Schedule 8.7, no current or former employee of the
                       ------------
Company or any Subsidiary is in violation of any term of any employment contract with the Company or any Subsidiary or any non-compete or confidentiality agreement entered into for the benefit of the Company or any Subsidiary, nor is any employee of the Company or any of its Subsidiaries in violation of any employment contract, or any other contract or agreement with or any restrictive covenant or any other common law obligation to a former employer relating to the right of any such employee to be employed by the Company or any

Subsidiary because of the nature of the business conducted or to be conducted by the Company and any Subsidiary or to the use of trade secrets or proprietary information of others, and, except as set forth in Schedule 8.7, to the Company's knowledge, the employment of the Company's or its Subsidiaries' employees does not subject the Company or its Subsidiaries to liability in connection with such covenants or agreements. There is neither pending nor, to the Company's knowledge threatened any actions, suits, proceedings or claims with respect to any contract, agreement, covenant or obligation referred to above.

          8.8    FINANCIAL STATEMENTS; MATERIAL FACTS. The Company has furnished
                 ------------------------------------
Electra with true, correct and complete copies of (i) the audited consolidated financial statements of the Company for the year ended December 31, 1994, (ii) the audited financial statements of NEC, Inc. for the NEC Schools for the years ended December 31, 1994 and 1993, (iii) to the extent available, the unaudited financial statements of each of the Company and NEC, Inc. for the Schools for each of the months prior to the Closing since December 31, 1994, (iv) the pro forma consolidated balance sheet of the Company and its Subsidiaries as of the Closing Date after giving effect to the Acquisition and the transactions contemplated hereby and under the Transaction Documents, (v) the proposed annual operating and capital budget for the Company and its Subsidiaries for the fiscal year ending December 31, 1995 (collectively, known as the "Financials") and (vi)
                                                           ----------
the financial projections contained in the Memorandum (the "Projections"). The
                                                            -----------
Financials and the Projections, are herein collectively called the "Financial
                                                                    ---------
Disclosure Documents." The Financials (i) have been prepared in conformity in
--------------------
all material respects with GAAP (and with respect to historical interim periods subject only to normal year-end adjustments consistent with past practices),
(ii) disclose all liabilities, direct and contingent, required to be shown in accordance with such principles and (iii) accurately reflect the financial position of the respective companies at the dates indicated and results of operations for the periods indicated. In the opinion of the Company, the Projections reflect the reasonable estimates of the Company on the date made and on the date hereof of the results of operations and other information projected therein, and were prepared in Good Faith in accordance with substantially the same accounting principles, standards and assumptions with respect to which the Financials have been prepared, and on estimates, information and assumptions which are reasonable in light of current conditions on the date made and on the date hereof. The Financial Disclosure Documents, this Agreement and the other Electra Documents do not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein and herein, in light of the circumstances under which they were made, not misleading.

          8.9    OUTSTANDING DEBT.  Except as set forth on Schedule 6.1, the
                 ----------------                          ------------
Company and its Subsidiaries do not have any outstanding secured or unsecured Debt or commitments for any such Debt, other than with respect to the Senior Loan Agreement.

          8.10   TAXES.  The Company and its Subsidiaries have each timely
                 -----
filed such federal, state and other tax returns required by law to be filed by it, and all taxes, assessments and other governmental charges which are due and payable, other than those presently payable without penalty or interest, have been timely paid. All taxes, assessments and other governmental charges which are presently payable without penalty or interest have been adequately reserved for in accordance with GAAP. There are no tax liens upon any properties or assets of the Company or any Subsidiary.

          All such tax reports or returns fairly reflect the taxes of the Company and its Subsidiaries for the periods covered thereby. Neither the Company nor any Subsidiary is delinquent in the payment of any taxes, assessments or governmental charges, there are no tax deficiencies or delinquencies asserted against the Company and its Subsidiaries, and, except as provided above, there are no unpaid assessments, proposals for additional taxes, deficiencies or delinquencies in the payment of any of the taxes of the Company and its Subsidiaries or any violations of any federal, state, local or foreign tax laws that could be asserted by any taxing authority. No Internal Revenue Service audit of the Company and its Subsidiaries is pending or, to the knowledge of the Company and its Subsidiaries, threatened, and the results of any completed audits are properly reflected in the financial statements. Other than an extension for filing of corporate tax returns, federal and state, for the Company and its Subsidiaries for the fiscal year ended December 31, 1994, neither the Company nor its Subsidiaries have granted any extension to any taxing authority of the limitation period during which any tax liability may be asserted. Neither the Company nor its Subsidiaries have committed any violation of any federal, state, local or foreign tax laws, except for any violations which do not have, and are not likely to have, a Material Adverse Effect. All monies required to be withheld by the Company or its Subsidiaries from employees or collected from customers for income taxes, social security and unemployment insurance taxes and sales, excise and use taxes, and the portion of any such taxes to be paid by the Company or its Subsidiaries to governmental agencies or set aside in accounts for such purpose have been so paid or set aside, or such monies have been approved, reserved against and entered upon the books and financial statements of the Company and its Subsidiaries, except where the failure to do any of the foregoing does not have, and is not likely to have, a Material Adverse Effect.

          8.11   CONFLICTING AGREEMENTS.  Neither the Company nor any of its
                 ----------------------
Subsidiaries is a party to any contract or agreement or subject to any restriction which would have, or would be likely to have, a Material Adverse Effect. Except as set forth on Schedule 8.11 hereto, neither the Company nor
                                -------------
any of its Subsidiaries is a party to or otherwise subject to any contract or agreement which limits the amounts of, or otherwise imposes restrictions on, the issuance of the Warrants, the Series C Preferred Stock or the Common Stock (upon the exercise of the Warrants).

          8.12   POLLUTION AND OTHER REGULATIONS.  Except as set forth in
                 -------------------------------
Schedule 8.12, (i) the operations of the Company and its Subsidiaries are in full compliance with Environmental Laws, except where the failure to so comply does not have and is not likely to have a Material Adverse Effect; (ii) the Company and its Subsidiaries have obtained all necessary permits or authorizations required under Environmental Laws, except where the failure to so obtain does not have, and is not likely to have, a Material Adverse Effect; (iii) to the knowledge of the Company and its Subsidiaries, there has been no Release at any of the properties owned or operated by the Company and its Subsidiaries or a Predecessor, or at any disposal or treatment facility which received Hazardous Materials generated by the Company, any of its Subsidiaries or any Predecessor;
(iv) no Environmental Claims relating to (A) any assets, properties or businesses of the Company, any Subsidiary or any Predecessor; (B) properties adjoining properties or businesses owned or operated by the Company, any Subsidiary or any Predecessor; or (C) any facilities which received Hazardous Materials generated by the Company, any Subsidiary or any Predecessor, have been asserted against the Company or any of its Subsidiaries or, to the knowledge of the Company and its Subsidiaries, any Predecessor, nor does the Company or any of its Subsidiaries have knowledge or notice that any such Environmental Claim is threatened or pending; and (v) to the knowledge of the Company and its Subsidiaries, no Environmental Claim has been asserted against any facilities that may have received Hazardous Materials generated by the Company or any of its Subsidiaries or any Predecessor; provided, that for the purposes of clauses
                                     --------
(iii) and (v) of this Section 8.12, knowledge of the Company and its Subsidiaries with respect to offsite facilities shall mean actual knowledge without inquiry other than the review by the Company and its Subsidiaries of certain environmental database search results of offsite facilities, copies of which have been previously provided to Electra and which are described on
Schedule 8.12. The Company does not believe that any of the items listed on
-------------
Schedule 8.12 pertaining to clauses (iii), (iv) and (v) above are likely to have
-------------
a Material Adverse Effect.

          8.13   CERTAIN ACTS. Neither the Company nor any of its Subsidiaries
                 ------------
is an "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended, nor will it become such by virtue of the transactions contemplated hereby or by the Transaction Documents. Neither the Company nor any of its Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, nor will it become such by virtue of the transactions contemplated hereby or by the Transaction Documents. None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Securities) will violate or result in a violation Section 7 of the Exchange Act or any regulation issued pursuant thereto, including, without limitation, Regulations G, T, U, and X of the Board of Governors of the Federal Reserve System.

          8.14   GOVERNMENTAL PERMITS, CONSENTS, ETC.  Except as set forth on
                 -----------------------------------
Schedule 8.14, no consent, approval, authorization, exemption or other action
-------------
by, or notice to or filing with, any court or administrative or governmental body which has not been obtained, taken or made is required in connection with the execution and delivery of this Agreement or the Transaction Documents, the consummation of the transactions contemplated hereby or thereby or fulfillment of or compliance with the terms and provisions hereof. Schedule 8.14 hereto sets
                                                       -------------
forth all material permits, licenses and use authorizations (the "Permits")
                                                                  -------
issued or anticipated to be issued to the Company and its Subsidiaries by the appropriate Federal, state, local and foreign regulatory bodies. The Permits constitute all material permits necessary to own and operate the Company's and/or its Subsidiaries' businesses as presently being conducted and as contemplated to be conducted after the Closing. Except as set forth on Schedule 8.14, all Permits are valid and subsisting and in full force and effect. There are no proceedings pending, or to the Company's knowledge, threatened, that seek the revocation, cancellation, suspension or any adverse modification of any Permit. The Company and each of its Subsidiaries are in compliance in all material respects with the terms of such Permits obtained as of the date hereof. The Company has received no notice that any of the Permits will not be renewed and to the best of the Company's knowledge, there is no basis for nonrenewal. Except as set forth on Schedule 8.14, each School is accredited by the
                       -------------
Accrediting Body or Accrediting Bodies set forth opposite such School's name on
Schedule 8.14 hereto and, except as set forth on Schedule 8.14, is certified by
-------------                                    -------------
the DOE as
a qualified institution under Title IV, and is a party to, and in compliance with, valid program participation agreements with the DOE with respect to the operations of such School. The Company has not received any notice, not previously complied with, and the Company does not have any knowledge of any such notice, with respect to any alleged violation of the rules or regulations of the DOE or any applicable Accrediting Body in respect of any School, including sales and marketing activities, or the terms of any program participation agreement to which it is or was a party. If any such notices have been received and complied with, the Company has disclosed their receipt and disposition to Electra prior to the execution of this Agreement in writing. Except as set forth on Schedule 8.14 hereto, the Company is not aware of any
                       -------------
investigation or review of the student financial aid programs of any School or any review of the accreditation of any School by any Person.

          8.15   FEES AND COMMISSIONS.  No broker's or finder's fee or
                 --------------------
commission will be payable by the Company with respect to the issuance and sale of the Securities or the transactions con templated hereby, other than an investment banking fee payable to Bowles Hollowell Conner & Co.

          8.16   INTELLECTUAL PROPERTY. Each of the Company and its Subsidiaries
                 ---------------------
possesses all Intellectual Property, including, without limitation, all patents, patent rights, trademarks, trademark rights, trade names, trade name rights, service marks, patents, copyrights, trade secrets, know-how, manufacturing processes, formulas, information, proprietary rights and processes and options, licenses and agreements relating to the above, necessary to conduct its business as contemplated herein and in the Transaction Documents after the Closing, (i) to the knowledge of the Company, without conflict with or infringement upon any valid rights of others, (ii) which are owned by the Company or its Subsidiaries free and clear of any and all liabilities, obligations, Liens or claims, other than in favor of the Senior Lenders, if any, and (iii) the lack of which could have a Material Adverse Effect, and have not received any notice of infringement upon or conflict with the asserted rights of others. Except as set forth on
Schedule 8.16 hereto and other than licenses for software purchased by the
-------------
Company in retail
transactions, there are no outstanding options, licenses, or agreements of any kind relating to the foregoing, nor is the Company or any Subsidiary bound by or a party to any option, license or agreement of any kind with respect to the patents, patent rights, copyrights, trade secrets, information, proprietary rights and processes of any other person or entity. No stockholder, director, officer or employee of the Company or any Subsidiary has any interest in any such patents, patent rights, trademarks, trademark rights, trade names, trade name rights, copyrights, trade secrets, information, proprietary rights and processes.

          8.17   ABSENCE OF CERTAIN CHANGES.  Except as set forth on Schedule
                 --------------------------
4.11 hereto, since December 31, 1994, and as of the date hereof, there has not been any event or change of any character which has or would reasonably be expected to have a Material Adverse Effect, including, but not limited to (i) any damage, destruction or loss of any of the properties or assets of the Company and/or any its Subsidiaries (whether or not covered by insurance), (ii) any waiver by the Company and/or any of its Subsidiaries of a valuable right (including without limitation, in the case of the Company, any rights under the Purchase Agreement) or of a material debt owed to it, (iii) any material change or amendment to a Contract or arrangement by which the Company, any of its Subsidiaries or any of their respective assets or properties is bound or subject, (iv) any declaration, setting aside for payment or other distribution in respect of any of the Company's or any of its Subsidiaries' capital stock, or any direct or indirect redemption, purchase or other acquisition of any of such stock by the Company or any of its Subsidiaries, or (v) any labor trouble, problem, grievance, dispute or controversy with any union or other organization of the Company's or any of its Subsidiaries' employees, or threats of strikes, work stoppages or any asserted pending demands for collective bargaining by any union or organization.

          8.18   LEASES.  Set forth on Schedule 8.18 hereto is a complete and
                 ------                -------------
correct list (including the amount of rents called for and a description of the leased property) of all leases of real property under which the Company or any of its Subsidiaries is a lessee. The Company and its Subsidiaries enjoy peaceful and undisturbed possession under all such leases, all of such leases are valid and subsisting and none of them is in default in any material respect, nor has the Company or any of its Subsidiaries received any written notice of its default under any such lease.

          8.19   PURCHASE AGREEMENT.  (a) The Purchase Agreement has not been
                 ------------------
amended, modified or supplemented, nor have any conditions precedent to closing or defaults under such Purchase Agreement been waived by the Company or NEC or NEC, Inc. without the prior written consent of Electra. Assuming the accuracy of the representations and warranties of NEC and NEC, Inc. contained in the Purchase Agreement, the obligations of each of the parties to the Purchase Agreement are the legal, valid and binding obligations of each such party. Except as set forth on Schedule 8.19, the Company has not waived any right or default by any party under the Purchase Agreement.

                 (b) The Company is not in violation of any term of the Purchase Agreement, judgment, decree, order, statute, rule or regulation to which the Company is subject or which would permit any party to the Purchase Agreement to terminate, amend or modify such agreement. The Purchase Agreement is in full force and effect, and the Company and its Subsidiaries each have no knowledge that any party to such agreement is or is seeking or presently intends to seek to terminate, amend or modify such agreement.

          8.20   INSURANCE.  Schedule 8.20 attached hereto sets forth all
                 ---------   -------------
insurance policies maintained by the Company and each of its Subsidiaries. The insurance maintained by the Company and each of its Subsidiaries is in amounts and of a nature as is customarily maintained by Persons conducting operations similar to that of the Company and its Subsidiaries and, except as otherwise indicated on Schedule 8.20, is with insurance carriers who are rated by A. M.
             -------------
Best Company's Rating Service as "A" or better. Since December 31, 1994, neither the business, proper ties nor assets (including, without limitation, the assets acquired in the Acquisition) of the Company or any of its Subsidiaries has suffered a loss which would have, or would be likely to have, a Material Adverse Effect (whether or not covered by insurance) as a result of fire, flood, act of God or any other casualty or similar event.

          8.21   RESERVATION OF SHARES. The Company has reserved for issuance
                 ---------------------
the number of its authorized but unissued shares of Common Stock necessary to permit the exercise in full of all the outstanding Warrants.

          8.22   TITLE TO PROPERTIES.  (a) Subject to the right of rescission
                 -------------------
set forth in Section 11 of the Purchase Agreement, the Company and its Subsidiaries have, and on the Closing Date will have, (i) good and marketable title to all of their assets and properties, real, personal and mixed, including, without limitation, the assets acquired in the Acquisition and all of the other assets and properties reflected on their respective balance sheets, in each case free and clear of any Liens or claims affecting any such assets or properties referred to above (other than as contemplated under the Senior Loan Documents).

                 (b) Schedule 8.22 hereto sets forth all of the real property
                     -------------
owned or leased by the Company and its Subsidiaries. All required certificates of occupancy, certificates relating to electrical work, zoning, building, housing, safety, fire and health approvals, and other permits, franchises and licenses necessary to enable the Company and each Subsidiary to use or operate its facilities in the manner currently used or operated, or as is currently anticipated to be used or operated by it, have been issued and are in full force and effect, except where the failure to obtain such approvals, permits, franchises or licenses would not have, or would not be likely to have, a Material Adverse Effect. There are no proceedings pending for the reduction of the assessed valuation of any real property owned by the Company and each Subsidiary. No default or breach now exists and no event has occurred or is continuing which, with notice or the passage of time or both, would constitute a default under any of the covenants, restrictions, rights of way, easements or other agreements affecting any of the facilities of the Company or its Subsidiaries. Under existing easements, rights at law, certificates, deeds, leases and other applicable agreements and instruments, the Company and each Subsidiary after the Closing Date shall have access to and the same rights to utilize all access roads, utilities, and other facilities not belonging to it which have been used in the operation of its facilities at full capacity prior to the Closing Date, on the same terms and conditions as have been previously available. No state of facts exists which would or could prevent the Company and each Subsidiary after the Closing Date from carrying on, or impair or restrict its ability to carry on, the business of operating such facilities in the same manner as they have been previously operated at full capacity prior to the Closing Date, or as they are anticipated to be operated by the Company and each Subsidiary after the Closing Date. The Company does not have any knowledge of any condemnation or eminent domain proceedings now pending nor has the Company or any Subsidiary received notice or has any knowledge of any such proceeding being contemplated with respect to its facilities.

                 (c) The facilities, machinery, equipment, furniture, fixtures, vehicles, any related capitalized items and other tangible property material to the business of the Company or its Subsidiaries are, and on the Closing Date will be in operating condition suitable for their intended use, except for (i) maintenance in the ordinary course and (ii) normal wear and tear.

          8.23   CONTRACTS AND AGREEMENTS.  Schedule 8.23 hereto sets forth a
                 ------------------------   -------------
list of all of the Contracts relating to the Schools or the assets acquired in the Acquisition or to which the Company or any of its Subsidiaries is a party or has any present or future liabilities, obligations or rights to, or in, pursuant to the Purchase Agreement.

          8.24   RECRUITMENT; ADMISSIONS PROCEDURES; ATTENDANCE; REPORTS.
                 -------------------------------------------------------
Schedule 8.24 hereto sets forth a complete list of all policy manuals and other
-------------
statements of procedures or instruction relating to recruitment of students for each School (other than the NEC Schools), including (a) procedures for assisting in the application by prospective students for direct or indirect state or federal financial assistance; (b) admissions procedures, including any descriptions of procedures for insuring compliance with state or federal or other appropriate standards or tests of eligibility; and (c) procedures for encouraging and verifying attendance, minimum required attendance policies, and other relevant criteria relating to course completion and certification

(collectively, the "Policy Guidelines"). The Company has delivered to Electra true, correct and complete copies of all Policy Guidelines for the Schools (other than the NEC Schools) and true and complete copies of the Policy Guidelines received with respect to the NEC Schools. To the best of the Company's knowledge, and except as disclosed on Schedule 8.24 or Schedule 4.6 to
                                                -------------    ------------
the Purchase Agreement, the operations of each School have, in all material respects, been conducted in accordance and all relevant standards imposed by applicable Accrediting Bodies, agencies administering state or federal governmental programs in which the Company or such School participates, and other applicable laws or regulations. All reports, audits, and other information, whether periodic in nature or pursuant to specific requests, for each School (other than the NEC Schools) ("Compliance Reports") have been submitted to all agencies or other entities with which such filings are required relating to such School's compliance with (i) applicable accreditation standards governing its activities or (ii) laws or regulations governing programs pursuant to which the School or its students receive funding, and (iii) all articulation agreements, if any, with degree-granting colleges and universities in effect as of the date of this Agreement. Complete and accurate records in all material respects for all present and past students attending each School (other than the NEC Schools) have been maintained consistent with the operations of a school business. To the best of the Company's knowledge, all forms and records with respect to each School have been prepared, completed, maintained and filed in all material respects in accordance with all applicable federal and state laws and regulations, and are true and correct in all material respects. All financial aid grants and loans, disbursements and record keeping relating thereto with respect to the Schools (other than the NEC Schools) have been completed in substantial compliance with all federal and state requirements, and there are no material deficiencies in respect thereto. To the best of the Company's knowledge and except as previously disclosed in prior audits by DOE, no student at any School has been funded prior to the date for which such student was eligible for funding, and such student's records conform in form and substance to all relevant regulatory requirements. To the knowledge of the Company, the representations of NEC and NEC, Inc. set forth in Section 4.6 of the Purchase Agreement are true, complete and correct.

          8.25   COHORT DEFAULT RATE.  Schedule 8.25 hereto sets forth the
                 -------------------   -------------
published cohort default rate for each School, calculated in the manner prescribed by the DOE, of all students attending such school receiving assistance pursuant to Title IV programs for the years ended December 31, 1989 through 1992. Except as set forth in the appeals described on Schedule 8.25, to
                                                              -------------
the best of the Company's knowledge, such schedule is materially accurate in all respects. To the best of the Company's knowledge, except as set forth on
Schedule 8.25, no notice has been received as to the calculation or amount of
-------------
the cohort default rates for any School for the years ended December 31, 1993 and 1994.

          8.26   RECEIVABLES.  The tuition receivable and accounts receivable
                 -----------
of each School (other than the NEC Schools), except to the extent of the allowance for cancellations and doubtful accounts set forth in the Financial Statements, are bona fide receivables, arose out of arms' length transactions in the normal and usual practices of the Company and such School, are recorded correctly on the applicable books and records of the Company and such School, and to the best of the Company's knowledge, are collectable in full in the ordinary course of business, within the ordinary time frame for such receivables, subject in the case of certain receivables to reserves established for such receivables in the Financial Statements. Such receivables are not subject to any defense, counterclaim or setoff or trade discounts or credits not reflected in the Financial Statements (other than tuition refund policies administered in accordance with all applicable legal requirements and the applicable Policy Guidelines), and the Company has no knowledge of any facts or circumstances which would cause any of such receivables to have to be written down or written off. To the knowledge of the Company, the representations and warranties of NEC and NEC, Inc. set forth in Section 4.12 of the Purchase Agreement are true, complete and correct.

          8.27   WORKING CAPITAL AT THE DATE OF THIS AGREEMENT. All items
                 ---------------------------------------------
comprising the net working capital for each School (other than the NEC Schools) at the date of this Agreement, including cash, accounts receivable, tuition deposits and tuition receivable, less accounts payable and accrued expenses, are at normal amounts for the current level of operations at such School and consistent with normal practices, and tuition receivable and the reserve for cancellation relating thereto, are consistent with the experience during the past twelve (12) months. To the knowledge of the Company, the representations and warranties of NEC and NEC, Inc. set forth in Section 4.25 of the Purchase Agreement are true, complete and correct.

      9.  REPRESENTATIONS OF ELECTRA.  Each Electra entity represents, severally
          --------------------------
and not jointly, and in making its purchase hereunder it is specifically understood and agreed, that:

          9.1  PURCHASE OF SECURITIES.  Such Electra entity is purchasing the
               ----------------------
Securities set forth opposite its name on Schedule 1 hereto for its own account,
                                          ----------
for investment purposes and not with a view to or for sale in connection with any distribution thereof; and (ii) it is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act. Such Electra entity agrees that it will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of any of the Securities purchased by it hereunder (or solicit any offers to buy, purchase, or otherwise acquire or take a pledge of any of such Securities), except in compliance with the Securities Act, the Exchange Act, any applicable state securities or blue sky laws and the Stockholders Agreement.

          9.2  INCORPORATION; AUTHORIZATION.  Such Electra entity is a
               ----------------------------
corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and such Electra entity has the full legal right, power and authority to enter into this Agreement and to perform its obligations hereunder without the need for the consent of any other person; and this Agreement has been duly authorized, executed and delivered and constitutes the legal, valid and binding obligation of such Electra entity enforceable against such Electra entity in accordance with the terms hereof.

          9.3  NO CONFLICTS.  The execution, delivery and
               ------------
performance by such Electra entity of each Transaction Document to which it is a party and compliance therewith and the purchase of the Securities will not result in any violation of and will not conflict with, or result in a breach of, any of the terms of, or constitute a default under, (a) any provision of state, Federal or foreign law to which it is subject, (b) its Certificate of Incorporation or By-laws, or (c) any mortgage, indenture, agreement, instrument, judgment, decree, order, rule or regulation, or other restriction to which it is a party or by which it is bound.

          9.4  NO BROKERS' FEES.  Such Electra entity has not agreed or
               ----------------
committed to pay any broker's or finder's fee or commission with respect to the purchase of the Securities or the transactions contemplated hereby.

     10.  DEFINITIONS.
          -----------

     For the purpose of this Agreement, the following terms shall have the meanings specified with respect thereto below:

     "Accrediting Body" shall mean, with respect to any School, any entity or
      ----------------
organization, whether governmental, government-chartered, inter-governmental, private or quasi-private, which engages in granting or withholding licensing, accreditation or similar approval for such School, in accordance with standards relating to the performance, operation, financial condition and/or academic standing of private post-secondary schools, including, without limitation, the instrumentality or instrumentalities of the relevant state in which such School is situated, and, as applicable, the Accrediting Commission of Career Schools and Colleges of Technology, the Accrediting Council for Independent Colleges and Schools, the Commission of Colleges of the Western Association of Colleges and Schools, and the other entities listed on Exhibit I to the Purchase Agreement.

     "Acquisition" has the meaning set forth in the recitals hereof.
      -----------

     "Affiliate" means, with respect to any Person, any other Person directly or
      ---------
indirectly controlling, controlled by, or under direct or indirect common control with, such Person, but shall exclude, with respect to the Company, Electra and any transferee that might be deemed to be an Affiliate of the Company solely by reason of its ownership of Securities purchased by Electra under this Agreement or securities issued in exchange for any such Securities, or by reason of its benefiting from any agreements or covenants of the Company contained in this Agreement. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

     "Agreement" means this Securities Purchase Agreement, as this Agreement may
      ---------
be amended from time to time, together with all Exhibits and Schedules hereto.

     "Bankruptcy Law" has the meaning specified in clause (vi) of Section 7.1
      --------------
hereof.

     "Business Day" means any day other than a Saturday, a Sunday or a day on
      ------------
which commercial banks in New York City are required or authorized to be closed.

     "By-laws" means for any Person all By-laws, Codes of Regulation or other
      -------
equivalent charter documents in the jurisdiction of incorporation of such Person.

     "Capital Expenditures" means as to any Person for any period, the aggregate
      --------------------
amount of all capital expenditures which would be classified as capital expenditures in a statement of income or operations of such Person for such period prepared in accordance with GAAP.

     "Capital Lease" means, at the time any determination thereof is to be made,
      -------------
any lease of property, real or personal, in respect of which the present value of the minimum rental commitment would be capitalized on a balance sheet of the lessee in accordance with GAAP.

     "Capital Lease Obligation" means, at the time any determina-
      ------------------------
tion thereof is to be made, the amount of the liability in respect of a Capital Lease which would at such time be so required to be capitalized on a balance sheet of the lessee in accordance with GAAP.

     "Capital Stock" means any and all shares, interests, rights to purchase,
      -------------
warrants, options, participations or other equivalents of, rights to acquire, or interests in (however designated) corporate stock, including, without limitation, any security which is convertible into or exercisable for such corporate stock.

     "Certificate of Designations" has the meaning set forth in Section 1
      ---------------------------
hereof.

     "Certificate of Incorporation" means for any Person all Certificates of
      ----------------------------
Incorporation, Articles of Incorporation or other equivalent charter documents in the jurisdiction of incorporation of such Person.

     "Closing" has the meaning specified in Section 3 hereof.
      -------
     "Closing Date" has the meaning specified in Section 3 hereof.
      ------------

     "Code" means the Internal Revenue Code of 1986, as amended
      ----
from time to time.

     "Commission" means the United States Securities and Exchange Commission or
      ----------
any governmental body or agency succeeding to the functions thereof.

     "Common Stock" means the Company's common stock, par value $.01 per share.
      ------------

     "Company" means Career Education Corporation, a Delaware corporation, and
      -------
its successors and assigns.

     "Consents" has the meaning specified in Section 4E hereof.
      --------

     "Consolidated Net Earnings" means consolidated gross revenues of the
      -------------------------
Company and its Subsidiaries less all operating and non-operating expenses of the Company and its Subsidiaries, including all charges of a proper character (including current and deferred Taxes on income, provisions for Taxes on income, provisions for Taxes on unremitted foreign earnings which are included in gross revenues, and current additions to reserves), all determined in accordance with GAAP, but not including (to the extent otherwise included) in gross revenues (i) any gains (net of expenses and taxes applicable thereto) in excess of losses resulting from the sale, conversion or other disposition of capital assets (i.e., assets
                                                                  ---
other than Current Assets), (ii) any gains resulting from the write-up of assets, (iii) any gains resulting from an acquisition by the Company or any of its Subsidiaries at a discount of any Debt of the Company or any of its Subsidiaries, (iv) any equity of the Company or any of its Subsidiaries in the unremitted earnings of any corporation which is not a Subsidiary of the Company,
(v) any earnings of any Person acquired by the Company or any of its Subsidiaries through purchase, merger or consolidation or otherwise for any time prior to the date of acquisition, or (vi) any deferred credit representing the excess of equity in any Subsidiary of the Company at the date of acquisition over the cost of the investment in such Subsidiary.

     "Contracts" means any written or oral contract, agreement, commitment,
      ---------
note, bond, pledge, lease, sublease, deed, mortgage, guaranty, indenture, license, option, consulting agreement, supply contract, repair contract, distribution agreement, purchase order, joint venture agreement, franchise, technology and know-how agreement, employment agreement, instrument or any other contractual commitment that is binding on any Person or its property, which provide for payments from or to such Person of $50,000 or more after the date hereof.

     "Current Assets" means current assets of the Company and its
      --------------
Subsidiaries, as computed under GAAP.

     "Current Liabilities" means the liabilities of the Company and its
      -------------------
Subsidiaries which in accordance with GAAP are classified as "current"; provided, however, that the current portion of Debt permitted under Section 6.1
--------  -------
hereof shall be considered "current liabilities".

     "Debt" means, as to any Person, any indebtedness, whether or
      ----
not contingent, in respect of borrowed money or evidenced by bonds, notes, debentures or similar instrument or letters of credit (or reimbursement agreements in respect thereof) or representing the balance deferred and unpaid of the purchase price of any property (including pursuant to Capital Leases), if and to the extent any of the foregoing indebtedness would appear as a liability upon a balance sheet of such Person prepared on a consolidated basis in accordance with GAAP, and shall also include, to the extent not otherwise included, (a) the guarantee of items which would be included within this definition and any joint obligation of such Person in respect of items which would be included in this definition, and (b) any indebtedness of a third person of the type that would be included in this definition which is secured by a Lien on the property or assets of such Person.

     "Disposition" means any transaction or series of related transactions
      -----------
(other than a Non-Surviving Combination) if, after giving effect to such transaction, any one or more Unrelated Persons beneficially own, directly or indirectly, in the aggregate 50% or more of the Common Stock on a fully diluted basis (without giving effect to any shares purchased or purchasable upon exercise of the Warrants), outstanding as of the date of computation.

     "DOE" means the United States Department of Education and any successor
      ---
agency administering federal student financial assistance under Title IV.

     "EAI" means Electra Associates, Inc., a Delaware corporation, and its
      ---
successors and assigns.

     "EI" means Electra Inc., a Delaware corporation, and its successors and
      --
assigns.

     "EIT" means Electra Investment Trust P.L.C., a corporation organized under
      ---
the laws of England and Wales, and its successors and assigns.

     "Electra" means EIT and EAI.
      -------

     "Electra Documents" means the Transaction Documents other than the Third
      -----------------
Party Documents.

     "Employee Benefit Plan" has the meaning specified in Section 8.7 hereof.
      ---------------------

     "Environmental Claim" means any complaint, summons, citation, notice,
      -------------------
directive, order, claim, litigation, investigation, judicial or administrative proceeding, judgment, letter or other communication from any Governmental Authority, or any third party involving violations of Environmental Laws or Releases.

     "Environmental Laws" means any and all laws, statutes, ordinances, rules,
      ------------------
regulations, orders, or determinations of any governmental authority pertaining to health or the environment in effect in any and all jurisdictions in which the Company and its Subsidiaries are conducting or at any time have conducted business, including, without limitation, the Clean Air Act, as amended, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 ("CERCLA"), as amended, the Federal Water Pollution Control Act, as amended, the
  -------
Occupational Safety and Health Act of 1970, as amended, the Resource Conservation and Recovery Act of 1976 ("RCRA"), as amended, the Safe Drinking
                                        ----
Water Act, as amended, the Toxic Substances Control Act, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, and other environmental conservation or protection laws.

     "Environmental Liabilities" means any monetary obligations, losses,
      -------------------------
damages, punitive damages, consequential damages, treble damages, costs and expenses (including all reasonable out-of-pocket fees, disbursements and expenses of counsel, out-of-pocket expert and consulting fees and out-of-pocket costs for environmental site assessments, remedial investigation and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any Environmental Claim filed by any Governmental Authority or any third party which relate to any environmental condition, remedial action, Release or threatened Release from or onto (i) any presently or formerly owned by the Borrower or any of its Subsidiaries or a Predecessor, or (ii) any facility which received Hazardous Materials generated by the Borrower or any of its Subsidiaries or a Predecessor.

     "Environmental Permit" means any permit, license, notice, order, approval
      --------------------
or other authorization under any applicable law, rule, regulation or other requirement of the United States or Canada or of any state, municipality or other subdivision thereof required by any Environmental Law.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
      -----
amended from time to time.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, from
      ------------
time to time, and any successor statute or law thereto.

     "Existing Indebtedness" means, as to the Company and its Subsidiaries, the
      ---------------------
Debt of the Company and its Subsidiaries outstanding as of the Closing Date, reflected in Schedule 6.1 hereto, other than the Senior Debt.
             ------------

     "Financial Disclosure Documents" has the meaning specified in Section 8.8
      ------------------------------
hereof.

     "Financials" has the meaning set forth in Section 8.8 hereof.
      ----------

     "Financing Fee" has the meaning set forth in Section 3 hereof.
      -------------

     "GAAP" means generally accepted accounting principles in the United States
      ----
of America as in effect at the time any determina tion is made or financial statement is required hereunder as promulgated by the American Institute of Certified Public Accountants, the Accounting Principles Board, the Financial Accounting Standards Board or any other body existing from time to time which is authorized to establish or interpret such principles, applied on a consistent basis throughout any applicable period, subject to any change required by a change in GAAP; provided, however, that if any change in generally accepted
                --------  -------
accounting principles during the term of this Agreement affects the calculation of any financial covenant or determination of value contained herein, the parties hereto hereby agree to amend this Agreement to the effect that each such financial covenant or determination of value is not more or less restrictive than such covenant as in effect on the date hereof.

     "Good Faith" means honesty in fact in the conduct or transaction
      ----------
concerned, without regard to whether standards which might be deemed reasonable by another Person have been observed; but which does not include intentionally unreasonable conduct.

     "Governmental Authority"  means any action of government, any state, local
      ----------------------
or other political subdivision thereof and any other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to such government.

     "Hazardous Materials" means (a) any element, compound, or chemical that is
      -------------------
defined, listed or otherwise classified by a Governmental Authority as a contaminant, pollutant, toxic pollutant, toxic or hazardous substances, extremely hazardous substance or chemical, hazardous waste, medical waste, biohazardous or infectious waste, special waste, or solid waste under Environmental Laws; (b) petroleum and its refined products; (c) polychlorinated biphenyls; (d) any substance exhibiting a hazardous waste characteristic as defined in 40 C.F.R. 261.21-.24; and (e) any raw materials, building components, including but not limited to asbestos-containing materials and manufactured products, containing Hazardous Materials.

     "Heller" shall mean, collectively, Heller Equity Capital Corporation, a
      ------
Delaware corporation, and any entity controlling or under common control with Heller Equity Capital Corporation.

     "Initial Public Offering" shall mean an initial underwritten public
      -----------------------
offering and sale for cash by the Corporation of the Common Stock of the Corporation to an underwriter or underwriters pursuant to a "firm commitment" underwriting agreement and a registration statement declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, in which (i) the minimum equity valuation of the Corporation is

$45,000,000 before December 31, 1999 and $55,000,000 thereafter and (ii) the Corporation receives gross proceeds of at least $20,000,000. The valuation of the Corporation will be determined by dividing the dollar amount raised in such public offering on a gross basis by the percentage of equity in the Corporation sold in such public offering on a fully-diluted basis, taking into account all shares outstanding, and all warrants, options and convertible securities or other rights to acquire equity of the Corporation. An Initial Public Offering shall be deemed consummated upon the first sale of Common Stock under the related registration statement. An Initial Public Offering shall not include the registration of an offer and sale of the Common Stock (i) to the employees of or other persons providing services to the Corporation pursuant to an employee benefit or similar benefit plan registered on Form S-8 or a successor form or
(ii) relating to a merger, acquisition or other transaction of the type described in Rule 145 or a successor rule registered on Form S-4 or a successor form.

     "Intellectual Property" means, as to any Person, that Person's Patents and
      ---------------------
Patent Applications, Trademarks, licenses and brand names, and including without limitation all logos and designs, trade secrets, technical information, engineering procedures, designs, know-how and processes, software, copyrights, and other intellectual property.

     "Investment" in any Person includes all investments by stock purchase,
      ----------
capital contribution, loan, advance, guarantee of any indebtedness or creation or assumption of any other liability in respect of any indebtedness of such Person, or otherwise.

     "knowledge" means, with respect to any Person, such Person's best knowledge
      ---------
after due inquiry; provided, that with respect to the NEC Schools no knowledge
                   --------
of any managerial personnel of the NEC Schools, who were not managerial personnel of the Company immediately prior to the Acquisition, shall be imputed to the Company.

     "Lien" means any mortgage, pledge, security interest, encumbrance, lien or
      ----
charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature thereof and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction).

     "Material Adverse Change" of such Person means a material adverse change in
      -----------------------
the business, condition (financial or otherwise), assets, properties or operations or prospects of such Person.

     "Material Adverse Effect" means a material adverse effect on the business,
      -----------------------
condition (financial or other), assets, properties or operations or prospects of the Company and its Subsidiaries, taken as a whole.

     "Memorandum" means that certain Financing Memorandum dated April 1995
      ----------
prepared by Bowles Hollowell Conner & Co., a copy of which was provided to Electra by the Company.

     "Multiemployer Plan" means any "multiemployer plan" (as such term is
      ------------------
defined in Section 3(37) of ERISA and Section 414(f) of the Code) to which contributions are or have been made by the Company or any of its Subsidiaries.

     "NEC Schools" shall have the meaning assigned to such term in the
      -----------
preambles.

     "Net Cash Flow" means the amount shown as the "Cash from Operations" on the
      -------------
cash flow statements prepared by the Company and delivered to the Significant Holders in accordance with Section 5.1 hereof, determined in accordance with GAAP.

     "Non-Surviving Combination" means any merger, consolidation or other
      -------------------------
business combination of the Company with or into one or more Persons in which the Person other than the Company is the survivor, or a sale of all or a substantial part of the assets of the Company (whether held directly by the Company or through a subsidiary of the Company) to one or more such other Persons (including but not limited to a voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company); provided that if any such merger, consolidation or other business combination or sale of assets, in which the holders of Common Stock receive cash or non-cash consideration, is structured in the form of a reverse subsidiary merger so that the Company is the surviving entity, such transaction shall nevertheless be deemed to be a Non-Surviving Combination.

     "Officers' Certificate" means a certificate signed in the name of the
      ---------------------
Company, as applicable, by its chief executive officer, president or one of its vice presidents and by its chief financial officer, treasurer or controller.

     "Patents and Patent Applications" means, as to any Person, all of such
      -------------------------------
Person's right, title and interest in and to all of its now owned or existing and filed and hereinafter acquired or arising and filed patents and patent applications, inventions and improvements thereto, and (a) the reissues, divisions, continua tions, renewals, extensions, and continuations-in-part thereof, (b) all income, royalties, damages and payments now or hereafter due and/or payable under or with respect thereto, including without limitation damages and payments for past or future infringements thereof, (c) the right to sue for past, present and future infringements thereof, (d) all rights corresponding thereto throughout the world, and (e) all right as licensor or licensee with respect to any of the foregoing.

     "PBGC" means the Pension Benefit Guaranty Corporation or any corporation or
      ----
governmental body or agency succeeding to the functions thereof.

     "Penalty Warrant Certificates" shall have the meaning set forth in Section
      ----------------------------
7.1 hereof.

     "Penalty Warrants" shall have the meaning set forth in Section 7.1 hereof.
      ----------------

     "Permitted Acquisitions" shall mean acquisitions by the Company or its
      ----------------------
Subsidiaries (including newly-formed Subsidiaries to the extent permitted hereunder) of vocational or similar schools meeting the requirements set forth in Section 4.2(e)(iii), (iv), (v) and (vi) of the Senior Loan Document; provided, that (i) during any twelve-month period there shall not be more than
--------
four (4) Permitted Acquisitions and the aggregate purchase price (including all deferred payments and seller notes) for all such Permitted Acquisitions during such twelve-month period shall not exceed $14,000,000, and (ii) the the total acquisition price (including all deferred payments and seller notes) with respect to the acquisition of any school may not exceed five (5) times EBITDA of such school for the most recently completed fiscal year (as the EBITDA of such school may be adjusted to eliminate the effect of any extraordinary compensation arrangements with regard to the operation of such school).

     "Permitted Indebtedness" means: (a) the Senior Debt, (b) the Existing
      ----------------------
Indebtedness, (c) Debt giving rise to Permitted Liens, (d) current trade accounts payable or accrued, operating lease obligations and deferred liabilities other than for borrowed money, all incurred and continuing in the ordinary course of business, (e) Capital Lease Obligations which are with recourse to the Company or other Debt of the Company which is with recourse to the Company incurred for the purchase of real or personal property or businesses that do not exceed, as of any date outstanding, the aggregate amount of such Debt permitted under the Senior Loan Documents; provided, however, that, subject
                                                --------  -------
to the other terms and conditions set forth herein, the Company may incur Capital Lease Obligations or other Debt incurred for the purchase of real or personal property or businesses in any amount so long as such Capital Lease Obligations and other Debt is without recourse to the Company, (f) Debt which serves to refund or refinance the Existing Indebtedness to the extent in each case permitted by the terms of the documents and instruments evidencing such Debt (each of such Debt being so incurred, "Refinancing Indebtedness"), it being
                                            ------------------------
understood that the Company shall be permitted to pay prepayment penalties and premiums in connection with such refunding or refinancing; provided, however,
                                                           --------  -------
that such Refinancing Indebtedness (i) is subordinated to the Senior Debt to at least the same extent as such Debt being refunded or refinanced, (ii) bears an interest rate per annum which does not exceed by more than 150 basis points the interest rate per annum then payable under such Debt being refunded or refinanced (calculated in accordance with any formula set forth in the documents evidencing any such Debt), (iii) has an aggregate principal amount outstanding which does not exceed the then outstanding aggregate amount of such Debt being refunded or refinanced plus customary transaction costs incurred in connection with such refinancing, and (iv) has, at the time of such refunding or refinancing, a Weighted Average Life to Maturity greater than the Weighted Average Life to Maturity of such Debt being refunded or refinanced, (g) Debt incurred in the ordinary course of the Company's business in connection with any lease obligations of the Company pursuant to any lease agreements executed by the Company as lessee of any real property, (h) Debt payable to any seller or sellers in Permitted Acquisition(s) by the Company up to a maximum of $2,000,000 in the aggregate for all such acquisitions (which amount shall not include any amounts payable immediately and contingent upon the resumption of Title IV funding with respect to the school which is the subject of such Permitted Acquisition (the "Deferred Payment"), but shall be deemed to include the stated value of any shares of preferred stock which provide for a current-pay dividend and which are issued in connection with a Permitted Acquisition), (i) additional Debt up to a maximum of $1,000,000, (j) any Deferred Payment and (k) additional Debt incurred solely for the purposes of satisfying the Acid Test of DOE, or if such requirement shall no longer be applicable, such similar requirement as in effect at such time; provided, however, that such Debt (i) shall be fully cash-
                     --------  -------
collateralized, (ii) shall have a stated maturity of in excess of 1-year, and
(iii) shall not remain outstanding for a period of time in excess of one-hundred twenty (120) days.

     "Permitted Investments" means (i) an Investment by the Company or any
      ---------------------
Wholly-Owned Subsidiary of the Company in a Wholly-Owned Subsidiary of the Company, subject, in the case of any such Investments that constitute Debt, to the provisions of Section 6.1 hereof; (ii) loans or advances made in the ordinary course of business to employees of the Company or its Sub sidiaries for travel and like expenses and relocation expenses; (iii) Investments in direct obligations of the United States of America or obligations of any instrumentality or agency thereof, the payment of which is unconditionally guaranteed by the United States of America; (iv) negotiable certificates of deposit issued by any commercial bank or trust company organized under the laws of the United States of America or any state thereof having capital and surplus of not less than $100,000,000; (v) readily marketable commercial paper rated A-1 by Standard & Poor's

Corporation or Prime-1 by NCO/Moody's Commercial Paper Division of Moody's Investor Services, Inc. (all of which Investments shall be payable in U.S. dollars in the United States of America and shall have maturities not in excess of twelve months); (vi) Current Assets arising from the sale of goods and services in the ordinary course of business of the Company and its Subsidiaries;
(vii) Investments not to exceed $100,000 in the aggregate in connection with the operation of any and all third party schools pursuant to any management or similar agreement (including the School Management Agreement); provided, that
                                                               --------
such Investment shall only be permitted if (A) the Company has an option to purchase such school and (B) the Board of Directors determines that such Investment is necessary to preserve the value of such option to the Company; and
(viii) Permitted Acquisitions.

     "Permitted Liens" means as to the property, personal and real, tangible and
      ---------------
intangible, of any Person: (a) Liens for Taxes or assessments and similar charges either (i) not delinquent, or (ii) contested in Good Faith by appropriate proceedings which have the effect of staying any action to foreclose or to obtain a judgment to enforce such Liens and as to which such Person shall have set aside on its books adequate reserves; (b) Liens incurred or pledges and deposits in connection with workers' compensation, unemployment insurance and other social security benefits, or securing the performance of bids, tenders, leases, contracts (other than for the repayment of borrowed money), statutory obligations, progress payments, surety and appeal bonds and other obligations of like nature, incurred in the ordinary course of business; (c) Liens imposed by law, such as mechanics', carriers', warehousemen's, materialmen's, supplier's and vendors' Liens, incurred in Good Faith in the ordinary course or contested in Good Faith by appropriate proceedings which have the effect of staying any action to foreclose or to obtain a judgment to enforce such Liens; (d) zoning restrictions, easements, licenses, covenants, reservations, restrictions on the use of real property or minor irregularities of title incident thereto which do not in the aggregate materially impair the use of such property in the operation of the businesses of such Person; (e) Liens, other than as described in clause
(j) of this definition of Permitted Liens, existing on assets or properties at the time of, or in connection with, the acquisition thereof by a Person which do not materially interfere with the use of the property subject thereto or extend to or cover any assets or property of such Person other than the assets or property being acquired; (f) Liens existing on the Closing Date and disclosed on Schedule 10.1
                                                                  -------------
hereto; (g) Liens of landlords or mortgages of landlords, arising solely by operation of law, on fixtures and movable property located on premises leased in the ordinary course of business, provided that the rental payments secured thereby are not yet due; (h) Liens of judgment creditors to the extent (i) any judgment secured by such Lien does not give rise to a Preferred Stock Failure, and (ii) not material alone or in the aggregate; (i) Liens in favor of the Senior Lenders or to secure Debt permitted by subparagraph (e) of the definition of Permitted Indebtedness, provided, however, that, if not in favor of the
                           --------  -------
Senior Lenders or any lender refinancing the Senior Debt, such Liens do not extend to any assets other than the assets being acquired with the proceeds of such Debt or being leased; and (j) Liens granted as a result of any Refinancing Indebtedness (as defined in subparagraph (f) of the definition of Permitted Indebtedness), provided that in the case of any such Refinancing Indebtedness the aggregate scope of all Liens, if any, on the property, real and personal, tangible and intangible, of the Company securing the Debt being refunded or refinanced are not increased thereby (e.g., additional types or items of
                                      ---
collateral have been added).

     "Person" means and includes an individual, a partnership, a joint venture,
      ------
a corporation, a trust, an unincorporated organization, a government or any department or agency thereof, and any other legal entity.

     "Plan" means an employee pension benefit plan within the meaning of Section
      ----
3(2) of ERISA, maintained or contributed to by the Company or any Subsidiary, and subject to Section 412 of the Code.

     "Predecessor" means those entities from whom the Company or its
      -----------
Subsidiaries, as the case may be, has purchased or concurrently with the Closing is purchasing assets constituting a private post-secondary vocational school, or on whose behalf commencing concurrently with the Closing will operate a private post-secondary vocational school as of the date hereof. Such entities are (i) F.C. Collins Investment Corporation, an Arizona corporation formerly known as Al Collins Graphic Design School, Ltd., (ii) BC Venture, a Texas general partnership formerly known as Brooks College, and (iii) National Education Centers, Inc., a California corporation, with respect only to the operations of the NEC Schools and Arizona Automotive Institute.

     "Preferred Shares" means the shares of Series C Preferred Stock of the
      ----------------
Company.

     "Preferred Stock Failure Event" means any of the events specified in
      -----------------------------
Section 7.1 hereof, provided that there has been satisfied any requirement set forth therein in connection with such event for the giving of notice, or the lapse of time, or the happening of any further condition, event or act, and "Preferred Stock Failure" shall mean any of such events, whether or not any such
 -----------------------
requirement has been satisfied.

     "Projections" has the meaning specified in Section 8.8 hereof.
      -----------

     "Purchase Agreement" has the meaning set forth in the recitals hereto.
      ------------------

     "Registration Rights Agreement" has the meaning set forth in Section 4.14
      -----------------------------
hereof.

     "Release" means any spilling, leaking, pumping, emitting, emptying,
      -------
discharging, injecting, escaping, leaching, dumping, or disposing of Hazardous Materials (including the abandonment or discarding of barrels, containers or other closed receptacles containing Hazardous Materials) into the environment.

     "Restricted Payment" means (i) any dividend on, or any distribution in
      ------------------
respect of, any shares of Capital Stock of the Company or any of its Subsidiaries or the incurrence of any liability in respect thereof, other than
(a) a dividend payable solely in shares of that class of stock, (b) dividends by any of its Wholly-Owned Subsidiaries to the Company, (c) dividends payable on the shares of Series C Preferred Stock and (d) dividends payable on any shares of preferred stock issued in connection with the Permitted Acquisitions, (ii) any payment or distribution on account of the redemption, purchase, retirement or other acquisition of any shares of Capital Stock of the Company or any of its Subsidiaries or any warrant, option or other right to purchase or acquire any shares of Capital Stock of the Company or any of its Subsidiaries, other than (a) the redemption of the Series C Preferred Stock, (b) the redemption, purchase, retirement or other acquisition of any and all shares of the Series C Preferred Stock in connection with the "put" provided for in, and pursuant to, the Certificate of Designations, (c) the exercise of the Warrants, (d) the redemption, purchase, retirement or other acquisition of any and all Warrants in connection with the "put" provided for in, and pursuant to, the Warrant Certificates, and (e) the redemption, purchase, retirement or other acquisition of any and all warrants in connection with the "put" provided for in, and pursuant to, the warrant certificates issued to the Senior Lender as provided in the Senior Loan Documents, and (iii) any payment, prepayment or retirement of Debt of the Company or any of its Subsidiaries other than (a) mandatory scheduled payments made in accordance with the terms of such Debt, (b) payments of the Senior Debt and (c) payments of trade debt made in the ordinary course of business.

     "Revolving Loans" means the total of all advances and extensions of
      ---------------
credit, if any, made from time to time on a revolving basis under the Senior Loan Agreement.

     "School Management Agreement" means the School Management Agreement, dated
      ---------------------------
the Closing Date, by and among NEC, NEC, Inc. CEC Management, Inc., an Illinois corporation, and the Company.

     "Schools" means (i) the NEC Schools, (ii) the Al Collins Graphic Design
      -------
School in Tempe, Arizona, and (iii) Brooks College in Long Beach, California.

     "Securities" means the Warrants and the Series C Preferred Stock.
      ----------

     "Securities Act" means the Securities Act of 1933, as amended, and the
      --------------
rules and regulations promulgated thereunder.

     "Senior Debt" means, subject to the proviso of Section 6.1 hereof and
      -----------
Section 6.9 hereof, the Debt created pursuant to the Senior Loan Agreement in a maximum aggregate principal amount equal to $20,000,000, minus the aggregate amount of (a) all payments and prepayments of principal made from time to time after the Closing Date (excluding any payments made on the Revolving Loans) and
(b) all permanent reductions made from time to time after the Closing Date in the maximum commitment amounts for the Revolving Loans, and any refinancing thereof; provided, however, that such refinancing shall not (i) increase the
         --------  -------
amount of such indebtedness (other than with respect to prepayment penalties or premiums or capitalized loan origination fees or expenses), (ii) result in any earlier scheduled maturity date or payment date of any amount under the Senior Loan Agreement, (iii) result in any increase in the interest rate by more than 150 basis points, prepayment charges, fees or other amounts payable pursuant to the Senior Loan Agreement, (iv) increase the amount of collateral securing such Senior Debt, (v) have, at the time of such refunding or refinancing, a Weighted Average Life to Maturity less than the Weighted Average Life to Maturity of such Senior Debt being refunded or refinanced, or (vi) in the judgment of the Company's Board of Directors contain terms, provisions and conditions that taken as a whole are more burdensome to the Company than those of the Senior Loan Agreement.

     "Senior Loan Agreement" means the loan agreement to be entered into by and
      ---------------------
among the Senior Lenders and the Company, in form and substance reasonably acceptable to Electra.

     "Senior Loan Documents" means the Senior Loan Agreement and the documents
      ---------------------
entered into in connection with or provided for in the Senior Loan Agreement, each in form and substance reasonably acceptable to Electra.

     "Senior Lenders" means the lenders under the Senior Loan Agreement, and
      --------------
their successors, assigns and participants.

     "Series C Preferred Stock" means the Series C Redeemable Preferred Stock of
      ------------------------
the Company, par value $.01 per share with a stated value of $10,000 per share, to be issued solely to

Electra.

     "Significant Holder" means, for so long as any shares of Series C Preferred
      ------------------
Stock are outstanding, any holder holding at least 25% of the outstanding shares of Series C Preferred Stock, and thereafter, any holder holding at least 25% of the outstanding Warrants. Any approval or consent of the Significant Holders required or given hereunder shall be deemed given if the holders of a majority of the aggregate shares of Series C Preferred Stock (or Warrants, if applicable) then outstanding held by all Significant Holders give such approval or consent.

     "Stockholders Agreement" has the meaning set forth in Section 4.13 hereof.
      ----------------------

     "Subsidiary" means, with respect to any Person, any corporation or similar
      ----------
entity, a majority of the Capital Stock or other equity of which, except directors' qualifying shares, shall, at the time as of which any determination is being made, be owned by such Person either directly or through Subsidiaries.

     "Substantial Part" means, as of any date, assets (i) having a net book
      ----------------
value equal to or in excess of 15% of the consolidated assets of the Company and its Subsidiaries (determined in accordance with GAAP) or (ii) which have provided 15% or more of Consolidated Net Earnings in any of the three most recent fiscal years of the Company.

     "Taxes" means, as to any Person, any present or future income, stamp or
      -----
other taxes, levies, imposts, duties, charters, fees, deductions or withholdings, of every kind and nature, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, including net income and franchise taxes.

     "Third Party Documents" means the Purchase Agreement, the School Management
      ---------------------
Agreement and the Senior Loan Documents.

     "Title IV" means Chapter 28, Subchapter IV of the Higher Education Act of
      --------
1965, as amended, 20 U.S.C.A. Section 1070, and any amendments or successor statutes thereto.

     "Trademarks" means, as to any Person, all of such Person's right, title and
      ----------
interest in and to all of its now owned or existing and filed, and hereafter acquired or arising and filed, trademarks, service marks, trademark or service mark registrations, trade names, trademark rights, trade name rights and trademark or service mark applications, and (a) the reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, (b) all income, royalties, damages and payments now or hereafter due and/or payable with respect thereto, including, without limitation, damages and payment for past or future infringements thereof, (c) the right to sue for past, present and future infringements thereof, (d) all rights corresponding thereto throughout the world, (e) all rights as licensor or licensee with respect to any of the foregoing, and (f) together in each case with the goodwill of such Person's business connected with the use of, and symbolized by any of the foregoing.

     "Transaction Documents" means this Agreement, the Warrants, the Penalty
      ---------------------
Warrants, the Warrant Certificates, the Penalty Warrant Certificates, the Certificate of Designations, the Stockholders Agreement, the Registration Rights Agreement, the Guaranty Agreement, the Purchase Agreement, the School Management Agreement and the Senior Loan Documents.

     "United States" or "U.S." means the United States of America.
      -------------      ----

     "Unrelated Person" means any Person other than (i) a Person that, on the
      ----------------
date of this Agreement, owns, directly or indirectly, any shares of any class of common stock of the Company, and (ii) an Affiliate of a Person specified in clause (i).

     "Warrant Certificates" shall have the meaning set forth in Section 1
      --------------------
hereof.

     "Warrants" shall have the meaning set forth in Section 1 hereof.
      --------

     "Weighted Average Life to Maturity" means, when applied to any Debt at any
      ---------------------------------
date, the number of years obtained by dividing (a) the then outstanding principal amount of such Debt into (b) the sum of all products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payment of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest 1/12th) which will elapse between such date and the making of such payment.

     "Wholly-Owned Subsidiary" means any Subsidiary of which 100% of the total
      -----------------------
voting power of shares of stock entitled to vote in the election of directors, managers or trustees thereof (other than directors' qualifying shares) is at the time owned or controlled, directly or indirectly, by any Person or one or more of the other Subsidiaries of that Person or a combination thereof.

      11. MISCELLANEOUS.
          -------------

          11.1  PAYMENTS.  The Company agrees that, so long as any Electra
                --------
entity shall hold any Securities, it will make payments in respect of such Securities, in compliance with the terms of this Agreement and the other Transaction Documents, by wire transfer of immediately available funds for credit to the account set forth on Schedule 1 opposite such Electra entity's
                                   ----------
name, or to such other account or accounts as such Electra entity may designate in writing, notwithstanding any contrary provision herein or in any Transaction Document with respect to the place of payment. The Company agrees to afford the benefits of this Section 11.1 to any transferee which shall have made the same agreements as Electra has made in this Section 11.1.
                                       ------------

          11.2  EXPENSES; INDEMNITY.  (a) The Company hereby agrees, whether or
                -------------------
not the transactions hereby contemplated shall be consummated, to pay, and save any holder harmless against liability for the payment of, the costs and expenses incurred by such holder, including, without limitation, the fees and disbursements of special counsel engaged by the Significant Holders, on behalf of Electra and any subsequent holder of Securities, in connection with (i) this Agreement, the Warrants, the Series C Preferred Stock, the other Transaction Documents or the trans-
actions contemplated hereby or thereby, (ii) any subsequent proposed amendment to, modification of, or proposed consent under, whether or not such proposed modification shall be effected or proposed consent granted, and (iii) the costs and expenses, including attorney's fees, incurred by Electra or any subsequent holder of the Securities in enforcing its rights under any of this Agreement, the Warrants, the Series C Preferred Stock or any other Transaction Document (other than the Third Party Documents) or in responding to any subpoena or other legal process issued in connection with this Agreement or the other Transaction Documents or the transactions contemplated hereby or by reason of Electra's or any subsequent holder's of the Securities having acquired any Security, including without limitation, costs and expenses incurred in any bankruptcy case involving the Company or any of its Subsidiaries; provided, however, that the
                                                  --------  -------
Company shall not be obligated to pay any costs, fees or expenses incurred by any holder solely by reason of such holder's gross negligence or willful misconduct. The obligations of the Company under this Section 11.2 shall survive the transfer of any Securities or portion thereof or interest therein by Electra or any subsequent holder of the Securities and the redemption of the Preferred Shares.

          (b) Notwithstanding any investigation performed by Electra prior to the Closing, from and after the Closing the Company shall indemnify, save and hold harmless, release and discharge each holder of any Securities and all of its officers, directors, stockholders, agents, representatives, consultants, employees, and Affiliates, and all of its heirs, successors and permitted assigns from and against any and all damages, obligations, losses, claims, deficiencies, penalties, interest, expenses, fines, assessments, charges and costs (including attorneys' fees and court costs) and other liabilities of any kind, including, without limitation, Environmental Liabilities (collectively, "Damages"), arising from, out of or in any manner connected with or based on (i) notwithstanding any disclosure in this Agreement (including the exhibits and schedules attached hereto) or otherwise, the breach of any covenant of the Company or the failure by the Company to perform any of its obligations contained herein or in any of the agreements, documents or instruments required to be executed and delivered by the Company in connection with the transactions contemplated hereby and in the other Transaction Documents, (ii) any inaccuracy in or breach of any representation or warranty of the Company under this Agreement or any agreement, document or instrument required to be executed and delivered by the Company in connection with the transactions contemplated hereby and in the other Transaction Documents, (iii) notwithstanding any disclosure in this Agreement (including the exhibits and schedules attached hereto) or otherwise, any and all acts, omissions, events, conditions or circumstances involving or related to the assets, properties, businesses, operations or activities of the Company, any of its Subsidiaries or any predecessor of any thereof, whether occurring or existing on, prior to or after the Closing, except if any such Damages arise solely as a result of Electra's gross negligence or willful misconduct and (iv) any of the items disclosed in Schedule 8.12.
                              -------------

          11.3  CONSENT TO AMENDMENTS; SUBORDINATION.  (a) This Agreement may be
                ------------------------------------
amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the holders of sixty-six and two-thirds (66 2/3%) of the number of shares of Series C Preferred Stock at the time outstanding, and each holder of any shares of Series C Preferred Stock at the time or thereafter outstanding shall be bound by any consent authorized by this Section 11.3. No course of dealing between the Company and the holder of any share of Series C Preferred Stock nor any delay in exercising any rights hereunder or under any share of Series C Preferred Stock shall operate as a waiver of any rights of any holder of such shares of Series C Preferred Stock. As used herein, the term "this Agreement" and references
                                           --------------
thereto shall mean this Agreement as it may from time to time be amended or supplemented.

          (b) Once the Preferred Shares have been redeemed in full, this Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the holders of 51% of the then outstanding

Warrants, and each holder of Warrants at the time or thereafter outstanding shall be bound by any consent authorized by this paragraph 11.3.

          (c) Electra and the Company agree that, prior to the Company's taking any action prohibited by Section 6 above, the Company will deliver to the holders of the Warrants and/or shares of Series C Preferred Stock, as the case may be, a written notice (the "Company Notice") setting forth in reasonable detail the proposed action to be taken by the Company or any of its Subsidiaries. Unless the Company receives written authorization from the percentage of holders of Preferred Shares or the Warrants, as the case may be, required for consent in paragraphs (a) and (b) above by the 20th Business Day after delivery of the Company Notice, the Company may not proceed with the proposed action set forth in the Company Notice.

          11.4  PERSONS DEEMED OWNERS.  Prior to due presentment for
                ---------------------
registration of transfer, the Company may treat the Person in whose name any shares of Series C Preferred Stock is registered as the owner and holder of such shares of Series C Preferred Stock for the purpose of receiving payment of the liquidation value of, and dividends on, such shares and for all other purposes whatsoever.

          11.5  SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.
                ------------------------------------------------------------
All representations and warranties contained herein and under the other Transaction Documents or made in writing by or on behalf of the Company in connection herewith or therewith or in connection with the transactions contemplated hereby or thereby shall survive the execution and delivery of this Agreement and the Securities, the transfer by Electra of any Securities or portion thereof or interest therein, or the repurchase or redemption of the Securities and may be relied upon by any transferee regardless of any investigation made at any time by or on behalf of Electra or any subsequent Significant Holder; provided, however, that the representations and warranties
                    --------  -------
set forth in any Transaction Document shall survive only for such period of time specifically set forth in such Transaction Document to the extent that a shorter period is set forth therein. Subject to the preceding sentence, this Agreement, the

Securities and the other Transaction Documents embody the entire agreement and understanding among Electra, the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

          11.6  SUCCESSORS AND ASSIGNS.  All covenants and other agreements in
                ----------------------
this Agreement contained by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including, without limitation, any subsequent Significant Holder and Electra) whether so expressed or not.

          11.7  NOTICES.  All written communications provided for hereunder
                -------
shall be sent by first class mail or nationwide overnight delivery service
(with charges prepaid) and (i) if to Electra, addressed to it at 65 Kingsway, London, England WC2B 6QT, Telecopier No.: 011-4471-242-1806, Attention: Mr. Philip Dyke, with a copy to Electra Inc., 70 East 55th Street, New York, New York 10022, Telecopier No.: 212-319-3069, Attention: Ms. Diane M. Smith, Senior Vice President, with copies to Pryor, Cashman, Sherman & Flynn, 410 Park Avenue, New York, New York 10022, Telecopier No.: 212-326-0806, Attention: Selig D. Sacks, Esq., or to such other address or addresses as Electra shall have specified to the parties hereto in writing, (ii) if to any other holder of any shares of Series C Preferred Stock, addressed to such holder at such address as such other holder shall have specified to the Company in writing or, if any such other holder shall not have so specified an address to the Company, then addressed to such other holder in care of the last holder of such share of Series C Preferred Stock which shall have so specified an address to the Company, and (iii) if to the Company, addressed to it at Career Education Corporation, 2300 N. Barrington, Suite 400, Hoffman Estates, Illinois 60195, Telecopier No.: (708) 884-8973, Attention: President, with a copy to: D'Ancona and Pflaum, 30 North LaSalle Street, Suite 2900, Chicago, Illinois 60602, Telecopier No.: (312) 580-0923, Attention: Michael J. Feldman, Esq., and with a copy to Heller Equity Capital Corp., 500 West Monroe Street, Chicago, Illinois 60661, Telecopier No.: (312) 441-7378, Attention: Todd H. Steele, or to such other address or addresses as the Company may have designated in writing to each holder of the Securities at the time outstanding.

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

          11.8  DESCRIPTIVE HEADINGS, ETC.  The descriptive headings of the
                -------------------------
several Sections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. References herein to a Section are, unless otherwise specified, to one of the Sections of this Agreement and references to an "Exhibit" or "Schedule" are, unless otherwise specified, to one of the
       -------      --------
Exhibits or Schedules to this Agreement.

          11.9  GOVERNING LAW; CHOICE OF FORUM.  THIS AGREEMENT SHALL BE DEEMED
                ------------------------------
TO HAVE BEEN EXECUTED AND DELIVERED AT AND SHALL BE DEEMED TO HAVE BEEN MADE IN NEW YORK, NEW YORK. THIS AGREEMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAW RULES OR PRINCIPLES) AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THE SERIES C PREFERRED STOCK SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF DELAWARE (WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAW RULES OR PRINCIPLES). ANY LEGAL ACTION OR PROCEEDING WITH RESPECT HERETO AND THERETO SHALL ONLY BE BROUGHT IN THE COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE COMPANY HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS AND IRREVOCABLY WAIVES ANY DEFENSE OR CLAIM TO SUCH JURISDICTION WHICH EITHER OR BOTH MAY HAVE BASED, DIRECTLY OR INDIRECTLY, ON THE GROUNDS OF FORUM NON CONVENIENS. IF ANY ACTION IS COMMENCED IN ANY OTHER JURISDICTION, THE PARTIES HERETO HEREBY CONSENT TO THE REMOVAL OF SUCH ACTION
TO THE SOUTHERN DISTRICT OF NEW YORK. THE COMPANY HEREBY IRREVOCABLY DESIGNATES CT CORPORATION SYSTEM, AS THE DESIGNEE, APPOINTEE AND AGENT, OF THE COMPANY TO RECEIVE, FOR AND ON BEHALF OF THE COMPANY, SERVICE OF PROCESS IN SUCH RESPECTIVE JURISDICTIONS IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR THE RIGHTS AND OBLIGATIONS HEREUNDER OR THEREUNDER OR UNDER THE SERIES C PREFERRED STOCK AND SUCH SERVICE SHALL BE DEEMED COMPLETED UPON DELIVERY THEREOF TO SUCH AGENT. IT IS UNDERSTOOD THAT A COPY OF SUCH PROCESS SERVED ON SUCH AGENT WILL BE PROMPTLY FORWARDED BY MAIL TO THE COMPANY AT ITS ADDRESS SET FORTH IN
SECTION 11.7, BUT THE FAILURE OF THE COMPANY TO RECEIVE

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

SUCH COPY SHALL NOT AFFECT IN ANY WAY THE SERVICE OF SUCH PROCESS. THE COMPANY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE COMPANY AT ITS ADDRESS, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ELECTRA, OR ANY HOLDER OF ANY OF THE SECURITIES TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION.

          11.10 WAIVER OF JURY TRIAL.  THE COMPANY AND ELECTRA HEREBY WAIVE
                --------------------
THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THE RELATIONSHIP THAT IS BEING ESTABLISHED HEREUNDER. THE COMPANY AND ELECTRA ALSO WAIVE ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF THE OTHER PARTIES. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THE COMPANY AND ELECTRA ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. THE COMPANY AND ELECTRA FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE TRANSACTIONS CONTEMPLATED HEREBY. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     IN WITNESS WHEREOF, the Company and Electra have caused this Agreement to be executed by its duly authorized officer as of the date first above written.



                              CAREER EDUCATION CORPORATION


                              By: /s/ JOHN M. LARSON
                                 -------------------------------
                                 Name:  John M. Larson
                                 Title: President



                              ELECTRA INVESTMENT TRUST P.L.C.


                              By: /s/ HUGH M. MUMFORD
                                 -------------------------------
                                 Name:  Hugh M. Mumford
                                 Title: Director



                              ELECTRA ASSOCIATES, INC.


                              By: /s/ R.J. LEWIS
                                 -------------------------------
                                 Name:  R.J. Lewis
                                 Title: Director

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